Securities Act Registration No.  2-34576
Investment Company Act Registration No.  811-1940

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     X
Pre-Effective Amendment No.
Post-Effective Amendment No.       48               X

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
      ACT OF 1940                                          X
Amendment No.   35                                   X


SMITH BARNEY APPRECIATION FUND INC.
(Exact name of Registrant as specified in Charter)

125 Broad Street, New York, New York 10004
(Address of principal executive offices) (Zip Code)
(203) 890-7026
(Registrant's telephone number, including Area Code)
Christina T. Sydor, Secretary
Smith Barney Appreciation Fund Inc.
300 First Stamford Place
Stamford, CT 06902
(Name and address of agent for service)

 -------------------------------

Approximate Date of Proposed Public Offering: Continuous. It is proposed that this filing will become effective: (check appropriate box)
[ ] immediately uponfiling pursuant to paragraph (b) of Rule 485
[X] on April 30, 2002 pursuant to paragraph (b) of Rule 485
[ ] 60 days after filing pursuant to paragraph (a)(i)of Rule 485
[ ] on (date) pursuant to paragraph (a)(i) of Rule 485
[ ] 75 days after filing pursuant to paragraph (a)(ii) of Rule 485
[ ] on (date) pursuant to paragraph (a)(ii) of Rule 485.

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                  PROSPECTUS



            -------------------------------------------------------
                                 SMITH BARNEY
                                 APPRECIATION
                                   FUND INC.

            -------------------------------------------------------
       Class A, B, L and Y Shares

       April 30, 2002




       The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.


                              [LOGO] Smith Barney
                                     Mutual Funds
                Your Serious Money. Professionally Managed./SM/

           ---------------------------------------------------------
  INVESTMENT PRODUCTS: NOT FDIC INSURED . NO BANK  GUARANTEE . MAY LOSE VALUE
           ---------------------------------------------------------

Smith Barney Appreciation Fund Inc.

  Contents



               Investments, risks and performance...........  2

               More on the fund's investments...............  7

               Management...................................  8

               Choosing a class of shares to buy............  9

               Comparing the fund's classes................. 10

               Sales charges................................ 11

               More about deferred sales charges............ 14

               Buying shares................................ 15

               Exchanging shares............................ 16

               Redeeming shares............................. 18

               Other things to know about share transactions 20

               Dividends, distributions and taxes........... 22

               Share price.................................. 23

               Financial highlights......................... 24

                                                      Smith Barney Mutual Funds

  Investments, risks and performance

Investment objective
The fund seeks long-term appreciation of shareholders' capital.

Principal investment strategies
Key investments The fund invests primarily in equity securities of U.S. companies. The fund typically invests in medium and large capitalization companies but may also invest in small capitalization companies. Equity securities include exchange traded and over-the-counter common stocks and preferred stocks, debt securities convertible into equity securities, and warrants and rights relating to equity securities.

Selection process The manager's investment strategy consists of individual company selection and management of cash reserves. The manager looks for investments among a strong core of growth and value stocks, consisting primarily of blue chip companies dominant in their industries. The fund may also invest in companies with prospects for sustained earnings growth and/or a cyclical earnings record.

In selecting individual companies for the fund's portfolio, the manager looks for the following:

[_]Strong or rapidly improving balance sheets
[_]Recognized industry leadership
[_]Effective management teams that exhibit a desire to earn consistent returns for shareholders

In addition, the manager considers the following characteristics:

[_]Past growth records
[_]Future earnings prospects
[_]Technological innovation
[_]General market and economic factors
[_]Current yield or potential for dividend growth

Generally, companies in the fund's portfolio fall into one of the following categories:

[_]Undervalued companies: companies with assets or earning power that are either unrecognized or undervalued. The manager generally looks for a catalyst that will unlock these values. The manager also looks for companies that are expected to have unusual earnings growth or whose stocks appear likely to go up in value because of market changes in the way they do business (for example, a corporate restructuring).


Smith Barney Appreciation Fund Inc.

[_]Growth at a reasonable price: companies with superior demonstrated and expected growth characteristics whose stocks are available at a reasonable price. Typically, there is strong recurring demand for these companies' products.
[_]The manager adjusts the amount held in cash reserves depending on the manager's outlook for the stock market. The manager will increase the fund's allocation to cash when, in the manager's opinion, market valuation levels become excessive. The manager may sometimes hold a significant portion of the fund's assets in cash while waiting for buying opportunities or to provide a hedge against stock market declines.

Principal risks of investing in the fund
Investing in equity securities can bring added benefits, but it may also involve additional risks. Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if:

[_]The U.S. stock market declines
[_]Large and medium capitalization stocks or growth stocks are temporarily out of favor
[_]An adverse event depresses the value of a company's stock
[_]The manager's judgment about the attractiveness, value or potential appreciation of a particular stock or about the amount to hold in cash reserves proves to be incorrect

Who may want to invest The fund may be an appropriate investment if you:

[_]Are seeking to participate in the long-term capital appreciation potential of the stock market
[_]Are willing to accept the risks of investing in the stock market
[_]Are planning for a long-term goal and can tolerate periods of market volatility

                                                      Smith Barney Mutual Funds

Risk return bar chart


This bar chart indicates the risks of investing in the fund by showing changes in the fund's performance from year to year. Past performance (before and after-taxes) does not necessarily indicate how the fund will perform in the future. The bar chart shows the performance of the fund's Class A shares for each of the past 10 calendar years. Class B, L and Y shares have different performance because of different expenses. The performance information in the chart does not reflect sales charges, which would reduce your return.


                        Total Return for Class A Shares

                                    [CHART]

1992    1993    1994     1995     1996     1997    1998    1999    2000    2001
----    ----    ----     ----     ----     ----    ----    ----    ----    ----

6.29%   8.13%  (0.77)%  29.26%   19.25%   26.29%  20.45%  15.08%   0.73%  (3.44%)





Quarterly returns:


Highest: 17.89% in 4th quarter 1998; Lowest: (12.39)% in 3rd quarter 2001






Smith Barney Appreciation Fund Inc.

Risk return table

This table compares the before and after tax average annual total return of the fund for the periods shown with that of the S&P 500 Composite Index (the "S&P 500 Index"), a broad-based unmanaged market capitalization- weighted measure of 500 widely held common stocks. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend upon an individual investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future. After-tax returns are only for Class A and the after-tax returns for other classes will vary. This table assumes the maximum sales load applicable to the respective classes, redemption of shares at the end of the period and the reinvestment of distributions and dividends.

                         Average Annual Total Returns
                     Calendar Year Ended December 31, 2001


                                                          Since   Inception
                               1 year  5 years 10 years Inception   Date
    Class A                                                        3/10/70
    Return Before Taxes        (8.29)% 10.09%   11.02%      n/a
    Return After Taxes on
    Distributions              (8.90)%  7.61%    8.63%      n/a
    Return After Taxes on
    Distributions and Sale of
    Fund Shares                (4.71)%  7.69%    8.38%      n/a
    OTHER CLASSES (Return Before Taxes Only)
    Class B                    (8.89)% 10.22%     n/a     11.52%  11/06/92
    Class L                    (6.11)% 10.13%     n/a     10.96%   2/04/93
    Class Y                    (3.07)% 11.61%     n/a     12.78%   1/30/96
    S&P 500 Index             (11.88)% 10.70%   12.93%      n/a      *



 * Index comparison begins on December 31, 1991. Index performance reflects no deduction for fees, expenses or taxes.



                                                      Smith Barney Mutual Funds

Fee table

This table sets forth the fees and expenses you will pay if you invest in fund shares.

                               Shareholder fees

   (fees paid directly from your investment)  Class A Class B Class L Class Y
   Maximum sales charge (load) imposed
   on purchases (as a % of offering price)     5.00%    None   1.00%   None
   Maximum deferred sales charge (load)
   (as a % of the lower of net asset value at
   purchase or redemption)                     None*   5.00%   1.00%   None

                        Annual fund operating expenses


     (expenses deducted from fund assets)  Class A Class B Class L Class Y
     Management fees                        0.56%   0.56%   0.56%   0.56%
     Distribution and service (12b-1) fees  0.25%   1.00%   1.00%   None
     Other expenses                         0.11%   0.20%   0.16%   0.02%
                                            -----   -----   -----   -----
     Total annual fund operating expenses   0.92%   1.76%   1.72%   0.58%

*You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.

Example

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

[_]You invest $10,000 in the fund for the period shown
[_]Your investment has a 5% return each year
[_]You reinvest all distributions and dividends without a sales charge
[_]The fund's operating expenses remain the same

                      Number of years you own your shares


                                      1 year 3 years 5 years 10 years
Class A (with or without redemption)   $589   $779   $  984   $1,575
Class B (redemption at end of period)  $679   $854   $1,054   $1,851
Class B (no redemption)                $179   $554   $  954   $1,851
Class L (redemption at end of period)  $373   $636   $1,024   $2,110
Class L (no redemption)                $273   $636   $1,024   $2,110
Class Y (with or without redemption)   $ 59   $186   $  324   $  726


6


Smith Barney Appreciation Fund Inc.

  More on the fund's investments

Derivatives and hedging techniques The fund may, but need not, use derivative contracts, such as futures and options on securities and securities indices and options on these futures for any of the following purposes:

[_]To hedge against the economic impact of adverse changes in the market value of its securities, because of changes in stock market prices
[_]As a substitute for buying or selling securities
[_]As a cash flow management technique


A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more securities or indices. Even a small investment in derivative contracts can have a big impact on the fund's stock market exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond as anticipated to changes in the value of the fund's holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the fund less liquid and harder to value, especially in declining markets.


Foreign Investments The fund may invest up to 10% of its net assets in the securities of foreign issuers directly or in the form of depositary receipts representing an interest in those securities. The fund's investments in securities of foreign issuers involve greater risk than investments in securities of U.S. issuers. Many foreign countries the fund invests in have markets that are less liquid and more volatile than markets in the U.S. In some foreign countries, less information is available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the U.S. Currency fluctuations could erase investment gains or add to investment losses. The risks of investing in foreign securities are greater for securities of emerging market issuers because political or economic instability, lack of market liquidity, and negative government actions like currency controls or seizure of private businesses or property are more likely.


Defensive investing The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in all types of money market instruments and short-term debt securities or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.


                                                                             7


                                                      Smith Barney Mutual Funds

  Management


Manager The fund's investment adviser and administrator is Smith Barney Fund Management LLC, an affiliate of Salomon Smith Barney Inc. ("Salomon Smith Barney"). The manager's address is 333 West 34th Street, New York, New York 10001. The manager selects the fund's investments and oversees its operations. The manager and Salomon Smith Barney are subsidiaries of Citigroup Inc. Citigroup businesses produce a broad range of financial services--asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading--and use diverse channels to make them available to consumer and corporate customers around the world.


Harry D. Cohen, investment officer of the manager and managing director of Salomon Smith Barney, has been responsible for the day-to-day management of the fund's portfolio since 1979. Scott Glasser, investment officer of the manager and managing director of Salomon Smith Barney, currently shares the responsibility for the day-to-day management of the fund's portfolio. Mr. Glasser has been involved in the management of the fund since 1995.

Management fees For its services, the manager received an advisory fee and an administration fee during the fund's last fiscal year equal to 0.41% and 0.15%, respectively, of the fund's average daily net assets.

Distribution plan The fund has adopted a Rule 12b-1 distribution plan for its Class A, B and L shares. Under the plan, the fund pays distribution and/or service fees. These fees are an ongoing expense and, over time, may cost you more than other types of sales charges.


In addition, the distributors may make payments for distribution and/or shareholder servicing activities out of their past profits and other available sources. The distributors may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributors and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.



Transfer agent and shareholder servicing agent Travelers Bank & Trust, fsb (formerly known as Citi Fiduciary Trust Company), serves as the fund's transfer agent and shareholder servicing agent (the "transfer agent"). The transfer agent has entered into sub-transfer agency and services agreements with PFPC Global Fund Services and Primerica Shareholder Services, respectively, to serve as the fund's sub-transfer agents (the "sub-transfer agents"). The sub-transfer agents perform certain functions including shareholder record keeping and accounting services.


8


Smith Barney Appreciation Fund Inc.

  Choosing a class of shares to buy

You can choose among four classes of shares: Classes A, B, L and Y. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs. Which class is more beneficial to an investor depends on the amount and intended length of investment.

[_]If you plan to invest regularly or in large amounts, buying Class A shares may help you reduce sales charges and ongoing expenses.
[_]For Class B shares, all of your purchase amount and, for Class L shares, more of your purchase amount (compared to Class A shares) will be immediately invested. This may help offset the higher expenses of Class B and Class L shares, but only if the fund performs well.
[_]Class L shares have a shorter deferred sales charge period than Class B shares. However, because Class B shares convert to Class A shares, and Class L shares do not, Class B shares may be more attractive to long-term investors.

You may buy shares from:

[_]A broker/dealer, financial intermediary, financial institution or a distributor's financial consultants (each called a "Service Agent"). [_]The fund, but only if you are investing through certain qualified plans or
   Service Agents


Not all classes of shares are available through all Service Agents. You should contact your Service Agent for further information.


Investment minimums Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment account.

                                                Initial           Additional
                                      Classes A, B, L   Class Y   All Classes
General                                   $1,000      $15 million     $50
IRAs, Self Employed Retirement
Plans, Uniform Gift to Minor Accounts       $250      $15 million     $50
Qualified Retirement Plans*                  $25      $15 million     $25
Simple IRAs                                   $1          n/a          $1
Monthly Systematic Investment Plans          $25          n/a         $25
Quarterly Systematic Investment Plans        $50          n/a         $50

* Qualified Retirement Plans are retirement plans qualified under Section 403(b)(7) or Section 401(a) of the Internal Revenue Code, including 401(k) plans.

                                                                             9


                                                      Smith Barney Mutual Funds

  Comparing the fund's classes

Your Service Agent can help you decide which class meets your goals. They may receive different compensation depending upon which class you choose.

                 Class A            Class B         Class L              Class Y
Key          .Initial sales       .No initial sales  .The initial       .No initial o
features      charge               charge             sales charge is    deferred sal
             .You may qual-       .Deferred sales     lower than         charge
              ify for              charge declines    Class A           .Must invest
              reduction or         over time         .Deferred sales     least $15
              waiver of initial   .Converts to        charge for only    million
              sales charge         Class A after 8    1 year            .Lower annual
             .Lower annual         years             .Does not con-      expenses tha
              expenses than       .Higher annual      vert to Class A    the other
              Class B and          expenses than     .Higher annual      classes
              Class L              Class A            expenses than
                                                    Class A
-------------------------------------------------------------------------------------
Initial      Up to 5.00%;        None              1.00%             None
sales        reduced for
charge       large
             purchases and
             waived for
             certain
             investors. No
             charge for
             purchases of
             $1,000,000 or
             more
-------------------------------------------------------------------------------------
Deferred     1.00% on            Up to 5.00%       1.00% if you      None
sales        purchases of        charged when      redeem within
charge       $1,000,000 or       you redeem        1 year of
             more if you         shares. The       purchase
             redeem within       charge is
             1 year of           reduced over
             purchase            time and there
                                 is no deferred
                                 sales charge
                                 after 6 years
-------------------------------------------------------------------------------------
Annual       0.25% of            1.00% of          1.00% of          None
distribution average daily       average daily     average daily
and          net assets          net assets        net assets
service
fees
-------------------------------------------------------------------------------------
Exchange     Class A shares      Class B shares    Class L shares    Class Y shares
privilege*   of most Smith       of most Smith     of most Smith     of most Smith
             Barney funds        Barney funds      Barney funds      Barney funds
-------------------------------------------------------------------------------------

* Ask your Service Agent for the Smith Barney funds available for exchange.

10


Smith Barney Appreciation Fund Inc.

  Sales charges

Class A shares
You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower sales charge as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund's distributions or dividends you reinvest in additional Class A shares.


The table below shows the rate of sales charge you pay, depending on the amount you purchase. The table below also shows the amount of broker/dealer compensation that is paid out of the sales charge. This compensation includes commissions Service Agents that sell shares of the fund receive. The distributors keep up to approximately 10% of the sales charge imposed on Class A shares. Service Agents will also receive the service fee payable on Class A shares at an annual rate equal to 0.25% of the average daily net assets represented by the Class A shares serviced by them.



                                                             Broker/Dealer
                                      Sales Charge as a % of commission
                                      Offering  Net amount   as a % of
    Amount of purchase                price (%) invested (%) offering price
    Less than $25,000                   5.00        5.26             4.50
    $25,000 but less than $50,000       4.25        4.44             3.83
    $50,000 but less than $100,000      3.75        3.90             3.38
    $100,000 but less than $250,000     3.25        3.36             2.93
    $250,000 but less than $500,000     2.75        2.83             2.48
    $500,000 but less than $1,000,000   2.00        2.04             1.80
    $1,000,000 or more                   -0-         -0-       up to 1.00*

* A distributor pays up to 1.00% to a Service Agent.

Investments of $1,000,000 or more You do not pay an initial sales charge when you buy $1,000,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a deferred sales charge of 1%.

Qualifying for a reduced Class A sales charge There are several ways you can combine multiple purchases of Class A shares of Smith Barney funds to take advantage of the breakpoints in the sales charge schedule.


                                                      Smith Barney Mutual Funds

Accumulation privilege - lets you combine the current value of Class A shares owned

[_]by you, or
[_]by members of your immediate family,

and for which a sales charge was paid, with the amount of your next purchase of Class A shares for purposes of calculating the initial sales charge. Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

Letter of intent - lets you purchase Class A shares of the fund and other Smith Barney funds over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You may include purchases on which you paid a sales charge within 90 days before you sign the letter.

Waivers for certain Class A investors Class A initial sales charges are waived for certain types of investors, including:

[_]Employees of NASD members
[_]Investors participating in a fee-based program sponsored by certain broker/dealers affiliated with Citigroup
[_]Investors who redeemed Class A shares of a Smith Barney fund in the past 60 days, if the investor's Service Agent is notified

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent or consult the Statement of Additional Information ("SAI").

Class B shares

You buy Class B shares at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within six years of your purchase payment, you will pay a deferred sales charge. The deferred sales charge decreases as the number of years since your purchase payment increases.


Year after purchase   1st 2nd 3rd 4th 5th 6th through 8th
Deferred sales charge 5%  4%  3%  2%  1%        0%

Service Agents selling Class B shares receive a commission of up to 4.50% of the purchase price of the Class B shares they sell. Service Agents also receive a service fee at an annual rate of 0.25% of the average daily net assets represented by the Class B shares they are servicing.


Smith Barney Appreciation Fund Inc.

Class B conversion After 8 years, Class B shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares as follows:

Shares issued:             Shares issued:           Shares issued:
At initial purchase        On reinvestment of       Upon exchange from
                           dividends and            another Smith Barney
                           distributions            fund
Eight years after the date In same proportion as    On the date the shares
of purchase                the number of Class B    originally acquired
                           shares converting is to would have converted total Class B shares you into Class A shares own (excluding shares issued as dividends)

Class L shares (available through certain Service Agents)

You buy Class L shares at the offering price, which is the net asset value plus a sales charge of 1% (1.01% of the net amount invested). In addition, if you redeem your Class L shares within one year of purchase, you will pay a deferred sales charge of 1%. If you held Class C shares of the fund and/or other Smith Barney mutual funds on June 12, 1998, you will not pay an initial sales charge on Class L shares you buy before June 22, 2003.



Service Agents selling Class L shares receive a commission of up to 2.00% of the purchase price of the Class L shares they sell. Starting in the thirteenth month, Service Agents also receive an annual fee of up to 1.00% of the average daily net assets represented by the Class L shares serviced by them.


Class Y shares (available through certain Service Agents)
You buy Class Y shares at net asset value with no initial sales charge and no deferred sales charge when you redeem. You must meet the $15,000,000 initial investment requirement. You can use a letter of intent to meet this requirement by buying Class Y shares of the fund over a 13-month period. To qualify, you must initially invest $5,000,000.


                                                      Smith Barney Mutual Funds

  More about deferred sales charges

The deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a deferred sales charge on:

[_]Shares exchanged for shares of another Smith Barney fund
[_]Shares representing reinvested distributions and dividends
[_]Shares no longer subject to the deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a deferred sales charge and then the shares in your account that have been held the longest.

If you redeemed shares of a Smith Barney fund in the past 60 days and paid a deferred sales charge, you may buy shares of the fund at the current net asset value and be credited with the amount of the deferred sales charge, if you notify your Service Agent.

The fund's distributors receive deferred sales charges as partial compensation for their expenses in selling shares, including the payment of compensation to your Service Agent.

Deferred sales charge waivers

The deferred sales charge for each share class will generally be waived:

[_]On payments made through certain systematic withdrawal plans
[_]On certain distributions from a retirement plan
[_]For involuntary redemptions of small account balances
[_]For 12 months following the death or disability of a shareholder

If you want to learn more about additional waivers of deferred sales charges, contact your Service Agent or consult the SAI.


Smith Barney Appreciation Fund Inc.

  Buying shares


       Through a You should contact your Service Agent to open a Service Agent brokerage account and make arrangements to buy shares.

                 If you do not provide the following information, your order will be rejected:
                 [_]Class of shares being bought
                 [_]Dollar amount or number of shares being bought

                 Your Service Agent may charge an annual account
                 maintenance fee.
-------------------------------------------------------------------------------
Through the fund Qualified retirement plans and certain other investors who are clients of certain Service Agents are eligible to buy shares directly from the fund.

                 [_]Write the fund at the following
                    address:
                     Smith Barney Appreciation Fund Inc.
                     (Specify class of shares)
                     c/o PFPC Global Fund Services
                     P.O. Box 9699
                     Providence, RI 02940-9699
                 [_]Enclose a check to pay for the shares. For initial
                    purchases, complete and send an account
                    application.
                 [_]For more information, please call Smith Barney
                    Shareholder Services at 1-800-451-2010.
-------------------------------------------------------------------------------
       Through a You may authorize your Service Agent or a sub-transfer systematic agent to transfer funds automatically from (i) a regular investment plan bank account, (ii) cash held in a brokerage account opened with a Service Agent or (iii) certain money market funds in order to buy shares on a regular basis.

                 [_]Amounts transferred should be at least:
                    $25 monthly or $50 quarterly
                 [_]If you do not have sufficient funds in your account
                    on a transfer date, your Service Agent or the appli-cable sub-transfer agent may charge you a fee

                 For more information, contact your Service Agent or the trans-fer agent or consult the SAI.



                                                      Smith Barney Mutual Funds

  Exchanging shares


 Smith Barney offers You should contact your Service Agent to exchange a distinctive family into other Smith Barney mutual funds. Be sure to read of funds tailored to the prospectus of the Smith Barney fund you are help meet the exchanging into. An exchange is a taxable transaction.
    varying needs of
      both large and [_]You may exchange shares only for shares of the
    small investors.    same class of another Smith Barney mutual fund.
                        Not all Smith Barney funds offer all classes.
                     [_]Not all Smith Barney funds may be offered in your
                        state of residence. Contact your Service Agent or the
                        transfer agent for further information.
                     [_]Exchanges of Class A, Class B and Class L shares are
                        subject to minimum investment requirements
                        (except for systematic investment plan exchanges),
                        and all shares are subject to the other requirements
                        of the fund into which exchanges are made. Your
                        shares will not be subject to an initial sales charge at
                        the time of the exchange.
                     [_]If you hold share certificates, the applicable sub-
                        transfer agent must receive the certificates endorsed
                        for transfer or with signed stock powers (documents
                        transferring ownership of certificates) before the
                        exchange is effective.
                     [_]The fund may suspend or terminate your exchange
                        privilege if you engage in an excessive pattern of
                        exchanges.
-----------------------------------------------------------------------------------
           Waiver of Your shares will not be subject to an initial sales charge additional sales at the time of the exchange.
             charges
                     Your deferred sales charge (if any) will continue to be
                     measured from the date of your original purchase of
                     shares subject to a deferred sales charge. If the fund
                     you exchange into has a higher deferred sales charge,
                     you will be subject to that charge. If you exchange at
                     any time into a fund with a lower charge, the sales
                     charge will not be reduced.



Smith Barney Appreciation Fund Inc.

     By telephone If you do not have a brokerage account with a Service
                  Agent, you may be eligible to exchange shares through the fund. You must complete an authorization form to authorize telephone transfers. If eligible, you may make telephone exchanges on any day the New York
                  Stock Exchange is open. For clients of a PFS Invest-ments Inc. Registered Representative, call Primerica Shareholder Services at 1-800-544-5445 between 8:00 a.m. and 8:00 p.m. (Eastern time). All other share-holders should call the transfer agent at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time). Re-quests received after the close of regular trading on the Exchange are priced at the net asset value next de-termined.

                  You can make telephone exchanges only between ac-
                  counts that have identical registrations.
     ----------------------------------------------------------------------
          By mail If you do not have a brokerage account, contact your Service Agent or write to the applicable sub-transfer agent at the address on the following page.



                                                      Smith Barney Mutual Funds

  Redeeming shares


       Generally Contact your Service Agent to redeem shares of the fund.

                 If you hold share certificates, the applicable sub-transfer agent must receive the certificates endorsed for transfer or with signed stock powers before the re-demption is effective.

                 If the shares are held by a fiduciary or corporation, other documents may be required.

                 Your redemption proceeds will be sent within three business days after your request is received in good order. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears, which may take up to 15 days.

                 If you have a brokerage account with a Service Agent, your redemption proceeds will be placed in your ac-count and not reinvested without your specific in-struction. In other cases, unless you direct otherwise, your redemption proceeds will be paid by check mailed to your address of record.
       -----------------------------------------------------------------
         By mail For accounts held directly at the fund, send written requests to the fund at the applicable address:

                 For clients of a PFS Investments Registered Representa-tive, write PFS Shareholder Services at the following address:

                    Primerica Shareholder Services
                    P.O. Box 9662
                    Providence, RI 02940-9662

                 For all other investors, send your request to PFPC Global Fund Services at the following address:

                    Smith Barney Appreciation Fund Inc.
                    (Specify class of shares)
                    c/o PFPC Global Fund Services
                    P.O. Box 9699
                    Providence, RI 02940-9699




Smith Barney Appreciation Fund Inc.

                 Your written request must provide the following:
                 [_]The fund name and account number
                 [_]The class of shares and the dollar amount or num-
                    ber of shares to be redeemed
                 [_]Signatures of each owner exactly as the account is
                    registered
--------------------------------------------------------------------------------
    By telephone If you do not have a brokerage account with a Service
                 Agent, you may be eligible to redeem shares (except
                 those held in retirement plans) in amounts up to
                 $50,000 per day through the fund. You must complete
                 an authorization form to authorize telephone re-
                 demptions. If eligible, you may request redemptions by
                 telephone on any day the New York Stock Exchange is
                 open. For clients of a PFS Investments Inc. Registered
                 Representative, call Primerica Shareholder Services at
                 1-800-544-5445 between 8:00 a.m. and 8:00 p.m.
                 (Eastern time). All other shareholders should call the
                 transfer agent at 1-800-451-2010 between 9:00 a.m. and
                 4:00 p.m. (Eastern time). Requests received after the
                 close of regular trading on the Exchange are priced at
                 the net asset value next determined.

                 Your redemption proceeds can be sent by check to
                 your address of record or by wire or electronic transfer
                 (ACH) to a bank account designated on your author-
                 ization form. You must submit a new authorization
                 form to change the bank account designated to receive
                 wire or electronic transfers and you may be asked to
                 provide certain other documents. A sub-transfer agent
                 may charge a fee on a wire or an electronic transfer
                 (ACH).
--------------------------------------------------------------------------------
  Automatic cash You can arrange for the automatic redemption of a withdrawal plans portion of your shares on a monthly or quarterly basis.
                 To qualify you must own shares of the fund with a value
                 of at least $10,000 ($5,000 for retirement plan ac-
                 counts) and each automatic redemption must be at
                 least $50. If your shares are subject to a deferred sales
                 charge, the sales charge will be waived if your auto-
                 matic payments do not exceed 1% per month of the
                 value of your shares subject to a deferred sales charge.

                 The following conditions apply:

                 [_]Your shares must not be represented by certificates
                 [_]All dividends and distributions must be reinvested

                 For more information, contact your Service Agent or consult the SAI.



                                                      Smith Barney Mutual Funds

  Other things to know about share transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request will not be processed:

[_]Name of the fund
[_]Account number
[_]Class of shares being bought, exchanged or redeemed
[_]Dollar amount or number of shares being bought, exchanged or redeemed
[_]Signature of each owner exactly as the account is registered


The fund will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine including recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are employed, neither the fund nor the transfer agent will bear any liability for such transactions.


Signature guarantees To be in good order, your redemption request must include a signature guarantee if you:

[_]Are redeeming over $50,000
[_]Are sending signed share certificates or stock powers to the applicable sub-transfer agent

[_]Instruct the applicable sub-transfer agent to mail the check to an address different from the one on your account

[_]Changed your account registration
[_]Want the check paid to someone other than the account owner(s)
[_]Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

The fund has the right to:

[_]Suspend the offering of shares
[_]Waive or change minimum and additional investment amounts
[_]Reject any purchase or exchange order
[_]Change, revoke or suspend the exchange privilege
[_]Suspend telephone transactions


Smith Barney Appreciation Fund Inc.

[_]Suspend or postpone redemptions of shares on any day when trading on the New
   York Stock Exchange is restricted, or as otherwise permitted by the Securities and Exchange Commission
[_]Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities


Small account balances/Mandatory Redemption If your account falls below $500 ($250 for IRA Accounts) because of a redemption of fund shares, the fund may ask you to bring your account up to the applicable minimum investment amount. If you choose not to do so within 60 days, the fund may close your account and send you the redemption proceeds.



The fund may adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.


For more information contact your Service Agent or the transfer agent or consult the SAI.

Excessive exchange transactions The manager may determine that a pattern of frequent exchanges is detrimental to the fund's performance and other shareholders. If so, the fund may limit additional purchases and/or exchanges by the shareholder.

Share certificates The fund does not issue share certificates unless a written request signed by all registered owners is made to the applicable sub-transfer agent. If you hold share certificates it will take longer to exchange or redeem shares.


Record ownership If you hold your shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent may vote your shares proportionately in accordance with the votes cast by other shareholders for whom your Service Agent acts.



                                                      Smith Barney Mutual Funds

  Dividends, distributions and taxes


Dividends The fund generally pays dividends and makes capital gain distributions, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. Capital gain distributions and dividends are reinvested in additional fund shares of the same class you hold. The fund expects distributions to be primarily from capital gains. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Service Agent, the transfer agent or the applicable sub-transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to the Service Agent, transfer agent or the applicable sub-transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is paid.


Taxes In general, redeeming shares, exchanging shares and receiving distributions (whether in cash or additional shares) are all taxable events.

Transaction                           Federal tax status
Redemption or exchange of shares      Usually capital gain or loss;
                                      long-term only if shares
                                      owned more than one year
Long-term capital gain distributions  Long-term capital gain
Short-term capital gain distributions Ordinary income
Dividends                             Ordinary income

Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when the fund is about to declare a long-term capital gain distribution or a dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.


After the end of each year, the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding of your distributions, dividends, and redemption proceeds. Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.



Smith Barney Appreciation Fund Inc.

  Share price

You may buy, exchange or redeem shares at their net asset value, plus any applicable sales charge, next determined after receipt of your request in good order. The fund's net asset value is the value of its assets minus its liabilities. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the New York Stock Exchange is open. This calculation is done when regular trading closes on the Exchange (normally 4:00 p.m., Eastern time). The Exchange is closed on certain holidays listed in the SAI.

The fund generally values its fund securities based on market prices or quotations. The fund's currency conversions are done when the London Stock Exchange closes. When reliable market prices or quotations are not readily available, or when the value of a security has been materially affected by events occurring after a foreign exchange closes, the fund may price those securities at fair value. Fair value is determined in accordance with procedures approved by the fund's board. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations to price the same securities.

International markets may be open on days when U.S. markets are closed and the value of foreign securities owned by the fund could change on days when you cannot buy or redeem shares.


In order to buy, redeem or exchange shares at that day's price, you must place your order with your Service Agent or the applicable sub-transfer agent of the fund before the New York Stock Exchange closes. If the Exchange closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day's price.



Service Agents must transmit all orders to buy, exchange or redeem shares to the applicable sub-transfer agent before the applicable sub-transfer agent's close of business.



                                                      Smith Barney Mutual Funds

  Financial highlights


The financial highlights tables are intended to help you understand the performance of each class for the past 5 years. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables was audited by KPMG LLP, independent auditors, whose report, along with the fund's financial statements, is included in the annual report (available upon request).


  For a Class A share of capital stock outstanding throughout each year ended December 31:


                                         2001/(1)/ 2000/(1)/ 1999/(1)/ 1998/(1)/  1997
----------------------------------------------------------------------------------------
Net asset value, beginning of year        $14.55    $15.73    $15.31    $13.92   $12.85
----------------------------------------------------------------------------------------
Income (loss) from operations:
 Net investment income                      0.10      0.16      0.15      0.18     0.19
 Net realized and unrealized gain (loss)   (0.59)    (0.04)     2.08      2.62     3.17
----------------------------------------------------------------------------------------
Total income(loss) from operations         (0.49)     0.12      2.23      2.80     3.36
----------------------------------------------------------------------------------------
Less distributions from:
 Net investment income                     (0.08)    (0.15)    (0.14)    (0.18)   (0.20)
 Net realized gains                        (0.29)    (1.15)    (1.67)    (1.23)   (2.09)
----------------------------------------------------------------------------------------
Total distributions                        (0.37)    (1.30)    (1.81)    (1.41)   (2.29)
----------------------------------------------------------------------------------------
Net asset value, end of year              $13.69    $14.55    $15.73    $15.31   $13.92
----------------------------------------------------------------------------------------
Total return                               (3.44)%    0.73%    15.08%    20.45%   26.29%
----------------------------------------------------------------------------------------
Net assets, end of year (millions)        $3,140    $3,212    $3,326    $2,959   $2,526
----------------------------------------------------------------------------------------
Ratios to average net assets:
 Expenses                                   0.92%     0.90%     0.92%     0.95%    0.95%
 Net investment income                      0.68      1.02      0.96      1.23     1.47
----------------------------------------------------------------------------------------
Portfolio turnover rate                       62%       61%       71%       63%      57%
----------------------------------------------------------------------------------------


(1)Per share amounts are calculated using the monthly average shares method.


Smith Barney Appreciation Fund Inc.

  For a Class B share of capital stock outstanding throughout each year ended December 31:


                                         2001/(1)/ 2000/(1)/ 1999/(1)/ 1998/(1)/  1997
----------------------------------------------------------------------------------------
Net asset value, beginning of year        $14.47    $15.66    $15.26    $13.88   $12.81
----------------------------------------------------------------------------------------
Income (loss) from operations:
 Net investment income(loss)               (0.02)     0.03      0.03      0.06     0.07
 Net realized and unrealized gain (loss)   (0.58)    (0.04)     2.06      2.61     3.15
----------------------------------------------------------------------------------------
Total income (loss) from operations        (0.60)    (0.01)     2.09      2.67     3.22
----------------------------------------------------------------------------------------
Less distributions from:
 Net investment income                        --     (0.03)    (0.02)    (0.06)   (0.06)
 Net realized gains                        (0.29)    (1.15)    (1.67)    (1.23)   (2.09)
----------------------------------------------------------------------------------------
Total distributions                        (0.29)    (1.18)    (1.69)    (1.29)   (2.15)
----------------------------------------------------------------------------------------
Net asset value, end of year              $13.58    $14.47    $15.66    $15.26   $13.88
----------------------------------------------------------------------------------------
Total return                               (4.20)%   (0.12)%   14.19%    19.52%   25.31%
----------------------------------------------------------------------------------------
Net assets, end of year (millions)        $1,081    $1,305    $1,755    $1,553   $1,410
----------------------------------------------------------------------------------------
Ratios to average net assets:
 Expenses                                   1.76%     1.69%     1.70%     1.73%    1.73%
 Net investment income                     (0.17)     0.23      0.17      0.44     0.68
----------------------------------------------------------------------------------------
Portfolio turnover rate                       62%       61%       71%       63%      57%
----------------------------------------------------------------------------------------


/(1)/Per share amounts are calculated using the monthly average shares method.


                                                      Smith Barney Mutual Funds

  For a Class L share of capital stock outstanding throughout each year ended December 31:


                                         2001/(1)/  2000/(1)/  1999/(1)/ 1998/(1)(2)/  1997
----------------------------------------------------------------------------------------------
Net asset value, beginning of year       $  14.47   $  15.65   $  15.26    $ 13.88    $ 12.81
----------------------------------------------------------------------------------------------
Income (loss) from operations:
 Net investment income (loss)               (0.02)      0.03       0.03       0.06       0.09
 Net realized and unrealized gain (loss)    (0.58)     (0.03)      2.05       2.61       3.13
----------------------------------------------------------------------------------------------
Total income (loss) from operations         (0.60)        --       2.08       2.67       3.22
----------------------------------------------------------------------------------------------
Less distributions from:
 Net investment income                         --      (0.03)     (0.02)     (0.06)     (0.06)
 Net realized gains                         (0.29)     (1.15)     (1.67)     (1.23)     (2.09)
----------------------------------------------------------------------------------------------
Total distributions                         (0.29)     (1.18)     (1.69)     (1.29)     (2.15)
----------------------------------------------------------------------------------------------
Net asset value, end of year             $  13.58   $  14.47   $  15.65    $ 15.26    $ 13.88
----------------------------------------------------------------------------------------------
Total return                                (4.20)%    (0.07)%    14.12%     19.52%     25.31%
----------------------------------------------------------------------------------------------
Net assets, end of year (000)'s          $266,394   $189,725   $161,491    $83,215    $47,872
----------------------------------------------------------------------------------------------
Ratios to average net assets:
 Expenses                                    1.72%      1.72%      1.71%      1.73%      1.73%
 Net investment income (loss)               (0.13)      0.20       0.18       0.44       0.68
----------------------------------------------------------------------------------------------
Portfolio turnover rate                        62%        61%        71%        63%        57%
----------------------------------------------------------------------------------------------

/(1)/Per share amounts are calculated using the monthly average shares method. /(2)/On June 12, 1998, Class C shares were renamed Class L shares.


Smith Barney Appreciation Fund Inc.

  For a Class Y share of capital stock outstanding throughout each year ended December 31:


                                         2001/(1)/ 2000/(1)/ 1999/(1)/ 1998/(1)/ 1997/(1)/
------------------------------------------------------------------------------------------
Net asset value, beginning of year       $ 14.52   $ 15.69   $ 15.28   $ 13.93   $ 12.86
------------------------------------------------------------------------------------------
Income (loss) from operations:
 Net investment income                      0.14      0.20      0.21      0.24      0.27
 Net realized and unrealized gain (loss)   (0.58)    (0.02)     2.07      2.63      3.14
------------------------------------------------------------------------------------------
Total income (loss) from operations        (0.44)     0.18      2.28      2.87      3.41
------------------------------------------------------------------------------------------
Less distributions from:
 Net investment income                     (0.12)    (0.20)    (0.20)    (0.29)    (0.25)
 Net realized gains                        (0.29)    (1.15)    (1.67)    (1.23)    (2.09)
------------------------------------------------------------------------------------------
Total distributions                        (0.41)    (1.35)    (1.87)    (1.52)    (2.34)
------------------------------------------------------------------------------------------
Net asset value, end of year             $ 13.67   $ 14.52   $ 15.69   $ 15.28   $ 13.93
------------------------------------------------------------------------------------------
Total return                               (3.07)%    1.07%    15.40%    20.93%    26.70%
------------------------------------------------------------------------------------------
Net assets, end of year (000)'s          $86,823   $88,870   $98,920   $87,041   $56,302
------------------------------------------------------------------------------------------
Ratios to average net assets:
 Expenses                                   0.58%     0.58%     0.57%     0.59%     0.59%
 Net investment income                      1.02      1.34      1.30      1.59      1.79
------------------------------------------------------------------------------------------
Portfolio turnover rate                       62%       61%       71%       63%       57%
------------------------------------------------------------------------------------------

/(1)/Per share amounts are calculated using the monthly average shares method.




                                                      Smith Barney Mutual Funds

[LOGO] Smith Barney Mutual Funds
Your Serious Money. Professionally Managed./SM/

Smith Barney Appreciation Fund Inc.

Shareholder reports Annual and semiannual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that affected the fund's performance during its last fiscal year or period.

The fund sends only one report to a household if more than one account has the same address. Contact your Service Agent or the transfer agent if you do not want this policy to apply to you.

Statement of additional information The statement of additional information provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this prospectus.


You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by contacting your Service Agent, by calling Travelers Bank & Trust, fsb at 1-800-451-2010 (or for clients of a PFS Investments Registered Representative, Primerica Shareholder Services at 1-800-544-5445), or by writing to the fund at Smith Barney Mutual Funds, 125 Broad Street, New York, New York 10004.


Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (the "Commission") Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.


Your Serious Money. Professionally Managed. is a service mark of Salomon Smith Barney Inc.


(Investment Company Act
file no. 811-01940)

FD0202 04/02

                                  PROSPECTUS



            -------------------------------------------------------
                                 SMITH BARNEY
                                 APPRECIATION
                                   FUND INC.

            -------------------------------------------------------
       Class Z Shares

       April 30, 2002




       The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.



                              [LOGO] Smith Barney
                                     Mutual Funds
                Your Serious Money. Professionally Managed./SM/

           ---------------------------------------------------------
  INVESTMENT PRODUCTS: NOT FDIC INSURED . NO BANK  GUARANTEE . MAY LOSE VALUE
           ---------------------------------------------------------

Smith Barney Appreciation Fund Inc.

  Contents




Investments, risks and performance.............  2

More on the fund's investments.................  8

Management.....................................  9

Buying, redeeming and exchanging Class Z shares 10

Dividends, distributions and taxes............. 11

Share price.................................... 12

Financial highlights........................... 13

The Class Z shares described in this prospectus are offered exclusively for sale to tax-exempt employee benefit and retirement plans of Salomon Smith Barney Inc. or any of its affiliates.


                                                                             1


                                                      Smith Barney Mutual Funds

  Investments, risks and performance

Investment objective

The fund seeks long-term appreciation for shareholders' capital.

Principal investment strategies

Key investments The fund invests primarily in equity securities of U.S. companies. The fund typically invests in medium and large capitalization companies but may also invest in small capitalization companies. Equity securities include exchange traded and over-the-counter common stocks and preferred stocks, debt securities convertible into equity securities, and warrants and rights relating to equity securities.

Selection process The manager's investment strategy consists of individual company selection and management of cash reserves. The manager looks for investments among a strong core of growth and value stocks, consisting primarily of blue chip companies dominant in their industries. The fund may also invest in companies with prospects for sustained earnings growth and/or a cyclical earnings record.

In selecting individual companies for the fund's portfolio, the manager looks for the following:

[_]Strong or rapidly improving balance sheets
[_]Recognized industry leadership
[_]Effective management teams that exhibit a desire to earn consistent returns for shareholders

In addition, the manager considers the following characteristics:

[_]Past growth records
[_]Future earnings prospects
[_]Technological innovation
[_]General market and economic factors
[_]Current yield or potential for dividend growth

 2


Smith Barney Appreciation Fund Inc.

Generally, companies in the fund's portfolio fall into one of the following categories:

[_]Undervalued companies: companies with assets or earning power that are either unrecognized or undervalued. The manager generally looks for a catalyst that will unlock these values. The manager also looks for companies that are expected to have unusual earnings growth or whose stocks appear likely to go up in value because of marked changes in the way they do business (for example, a corporate restructuring).

[_]Growth at a reasonable price: companies with superior demonstrated and expected growth characteristics whose stocks are available at a reasonable price. Typically, there is strong recurring demand for these companies' products.

  The manager adjusts the amount held in cash reserves depending on the manager's outlook for the stock market. The manager will increase the fund's allocation to cash when, in the manager's opinion, market valuation levels become excessive. The manager may sometimes hold a significant portion of the fund's assets in cash while waiting for buying opportunities or to provide a hedge against stock market declines.

                                                                             3


                                                      Smith Barney Mutual Funds

Principal risks of investing in the fund

Investing in equity securities can bring added benefits, but it may also involve additional risks. Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if:

[_]The U.S. stock market declines
[_]Large and medium capitalization stocks or growth stocks are temporarily out of favor
[_]An adverse event depresses the value of a company's stock
[_]The manager's judgment about the attractiveness, value or potential appreciation of a particular stock or about the amount to hold in cash reserves proves to be incorrect

Who may want to invest The fund may be an appropriate investment if you:

[_]Are seeking to participate in the long-term capital appreciation potential of the stock market
[_]Are willing to accept the risks of investing in the stock market
[_]Are planning for a long term goal and can tolerate periods of market volatility

 4


Smith Barney Appreciation Fund Inc.

Risk return bar chart


This bar chart indicates the risks of investing in the fund by showing changes in the fund's performance from year to year since inception. Past performance (before and after taxes) does not necessarily indicate how the fund will perform in the future. The bar chart shows the performance of the fund's Class Z shares for each of the past 9 calendar years.


                        Total Return for Class Z Shares
                                    [CHART]

1993    1994     1995    1996    1997    1998    1999   2000    2001
-----  -------  ------  ------  ------  ------  ------  -----  -------
8.47%  (0.41)%  29.52%  19.66%  26.72%  20.91%  15.46%  1.07%  (3.14)%

                        Calendar years ended December 31


Quarterly returns:


Highest: 18.05% in 4th quarter 1998; Lowest: (12.32)% in 3rd quarter 2001

                                                      Smith Barney Mutual Funds

Risk return table



This table indicates the risks of investing in the fund by comparing the average annual total return of Class Z shares for the periods shown with that of the Standard & Poor's 500 Index (S&P 500 Index), a broad-based unmanaged index of widely held stocks traded on the New York Stock Exchange. This table assumes the reinvestment of distributions and dividends.


                         Average Annual Total Returns

                    Calendar Years Ended December 31, 2001


                                          Since   Inception
               1 year  5 years 10 years Inception   Date
Class Z        (3.14)% 11.61%    n/a     12.75%   11/06/92
S&P 500 Index (11.88)% 10.70%    n/a     13.87%      *


* Index comparison begins on 11/6/92



Smith Barney Appreciation Fund Inc.

Fee table

This table sets forth the fees and expenses you will pay if you invest in Class Z shares.

                        Annual fund operating expenses


(expenses deducted from fund assets)
Management fees                      0.56%
Other expenses                       0.03%
                                     -----
Total annual fund operating expenses 0.59%
                                     =====


Example

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:
[_]You invest $10,000 in the fund for the period shown
[_]Your investment has a 5% return each year
[_]You reinvest all distributions and dividends
[_]The fund's operating expenses remain the same

                      Number of years you own your shares


                                     1 year 3 years 5 years 10 years
Class Z (with or without redemption)  $60    $189    $329     $738



                                                      Smith Barney Mutual Funds

  More on the fund's investments

Derivatives and hedging techniques The fund may, but need not, use derivative contracts, such as futures and options on securities and securities indices and options on these futures for any of the following purposes:

[_]To hedge against the economic impact of adverse changes in the market value of its securities, because of changes in stock market prices
[_]As a substitute for buying or selling securities

A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more securities or indices. Even a small investment in derivative contracts can have a big impact on the fund's stock market exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund's holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the fund less liquid and harder to value, especially in declining markets.

Foreign investments The fund may invest up to 10% of its net assets in the securities of foreign issuers directly or in the form of depositary receipts representing an interest in those securities. The fund's investments in securities of foreign issuers involve greater risk than investments in securities of U.S. issuers. Many foreign countries the fund invests in have markets that are less liquid and more volatile than markets in the U.S. In some foreign countries, less information is available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the U.S. Currency fluctuations could erase investment gains or add to investment losses. The risks of investing in foreign securities are greater for securities of emerging market issuers because political or economic instability, lack of market liquidity, and negative government actions like currency controls or seizure of private business or property are more likely.

Defensive investing The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market and short-term debt securities. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.


Smith Barney Appreciation Fund Inc.

  Management


Manager The fund's investment adviser and administrator (the "manager") is Smith Barney Fund Management LLC an affiliate of Salomon Smith Barney Inc. ("Salomon Smith Barney"). The manager's address is 333 West 34th Street, New York, New York 10001. The manager selects the fund's investments and oversees its operations. The manager and Salomon Smith Barney are subsidiaries of Citigroup Inc. Citigroup businesses offer a broad range of financial services--asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading--and use diverse channels to make them available to consumer and corporate customers around the world.


Harry D. Cohen, investment officer of the manager and managing director of Salomon Smith Barney, has been responsible for the day to day management of the fund's portfolio since 1979. Scott Glasser, investment officer of the manager and managing director of Salomon Smith Barney, currently shares the responsibility for the day-to-day management of the fund's portfolio.
Mr. Glasser has been involved in the management of the fund since 1995.

Management fees For its services, the manager received an advisory fee and an administration fee during the fund's last fiscal year equal to 0.41% and 0.15%, respectively, of the fund's average daily net assets.


Transfer agent and shareholder servicing agent Travelers Bank and Trust, fsb (formerly known as Citi Fiduciary Trust Company) serves as the fund's transfer agent and shareholder servicing agent (the "transfer agent"). The transfer agent has entered into a sub-transfer agency and services agreements with PFPC Global Fund Services to serve as the fund's sub-transfer agent (the "sub-transfer agent"). The sub-transfer agent performs certain functions including shareholder record-keeping and accounting services.



                                                      Smith Barney Mutual Funds

  Buying, redeeming and exchanging Class Z shares


         Through a You may buy, redeem or exchange Class Z shares only qualified plan through a "qualified plan." A qualified plan is a tax-
                   exempt employee benefit or retirement plan of Salomon Smith Barney or one of its affiliates.

                   There are no minimum investment requirements for
                   Class Z shares. However, the fund reserves the right to change this policy at any time.
 ------------------------------------------------------------------------------
            Buying Orders to buy Class Z shares must be made in accord-
                   ance with the terms of a qualified plan. If you are a par-ticipant in a qualified plan, you may place an order with your plan to buy Class Z shares at net asset value, without any sales charge. Payment is due to Salomon
                   Smith Barney on settlement date, which is the third
                   business day after your order is accepted. If you make payment prior to this date, you may designate a temporary investment (such as a money market fund of
                   the Smith Barney funds) for payment until settlement
                   date. The fund reserves the right to reject any order to
                   buy shares and to suspend the offering of shares for a period of time.
 ------------------------------------------------------------------------------
         Redeeming Qualified plans may redeem their shares on any day on which the fund calculates its net asset value. You should consult the terms of your qualified plan for special re-demption provisions.
 ------------------------------------------------------------------------------
        Exchanging You should consult your qualified plan for information about available exchange options.
 ------------------------------------------------------------------------------
 Other information The fund has the right to:
                   [_]Suspend the offering of shares
                   [_]Waive or change minimum and additional invest-
                      ment amounts
                   [_]Reject any purchase or exchange order
                   [_]Change, revoke or suspend the exchange privilege
                   [_]Suspend telephone transactions
                   [_]Suspend or postpone redemptions of shares on any
                      day when trading on the New York Stock Exchange is restricted, or as otherwise permitted by the Secur-ities and Exchange Commission
                   [_]Pay redemption proceeds by giving you securities.
                      You may pay transaction costs to dispose of the securities



Smith Barney Appreciation Fund Inc.

  Dividends, distributions and taxes

An investment in the fund will have the following consequences for a qualified plan as the owner of shares in the fund. Qualified plan participants should consult their plan document or tax advisors about the tax consequences of participating in a qualified plan.

Dividends The fund generally pays dividends and makes capital gain distributions, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. Capital gain distributions and dividends are reinvested in additional Class Z shares. The fund expects distributions to be primarily from capital gains. No sales charge is imposed on reinvested distributions or dividends.

Taxes Provided that a qualified plan has not borrowed to finance its investment in the fund, it will not be taxable on the receipt of dividends and distributions from the fund.

Dividends and interest received by the fund from investing in foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. The fund's foreign tax payments will reduce the amount of its dividends and distributions.


                                                      Smith Barney Mutual Funds

  Share price

Qualified plans may buy, exchange or redeem Class Z shares of the fund at the net asset value next determined after receipt of your request in good order. The fund's net asset value is the value of its assets minus its liabilities. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the New York Stock Exchange is open. This calculation is done when regular trading closes on the Exchange (normally 4:00 p.m., Eastern time). The Exchange is closed on certain holidays listed in the SAI.

The fund generally values its fund securities based on market prices or quotations. The fund's currency conversions are done when the London Stock Exchange closes. When reliable market prices or quotations are not readily available, or when the value of a security has been materially affected by events occurring after a foreign exchange closes, the fund may price those securities at fair value. Fair value is determined in accordance with procedures approved by the fund's board. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations to price the same securities.

International markets may be open on days when U.S. markets are closed and the value of foreign securities owned by the fund could change on days when your qualified plan cannot buy or redeem shares.

In order to buy, redeem or exchange shares at that day's price, you must place your order with your qualified plan before the New York Stock Exchange closes. If the Exchange closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day's price.

Your qualified plan must transmit all orders to buy, exchange or redeem shares to the fund's agent before the agent's close of business.



Smith Barney Appreciation Fund Inc.

  Financial highlights


The financial highlights tables are intended to help you understand the performance of Class Z shares for the past 5 years. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables was audited by KPMG LLP, independent auditors, whose report, along with the fund's financial statements, is included in the annual report (available upon request).


  For a Class Z share of capital stock outstanding throughout each year ended December 31:


                                2001/(1)/  2000/(1)/ 1999(1)   1998(1)     1997
----------------------------------------------------------------------------------
Net asset value, beginning of
 year                           $  14.54   $  15.71  $  15.29  $  13.94  $  12.87
----------------------------------------------------------------------------------
Income (loss) from operations:
 Net investment income              0.14       0.20      0.21      0.24      0.24
 Net realized and unrealized
  gain (loss)                      (0.59)     (0.02)     2.08      2.63      3.18
----------------------------------------------------------------------------------
Total income (loss) from
 operations                        (0.45)      0.18      2.29      2.87      3.42
----------------------------------------------------------------------------------
Less distributions from:
 Net investment income             (0.12)     (0.20)    (0.20)    (0.29)    (0.26)
 Net realized gains                (0.29)     (1.15)    (1.67)    (1.23)    (2.09)
----------------------------------------------------------------------------------
Total distributions                (0.41)     (1.35)    (1.87)    (1.52)    (2.35)
----------------------------------------------------------------------------------
Net asset value, end of year    $  13.68   $  14.54  $  15.71  $  15.29  $  13.94
----------------------------------------------------------------------------------
Total return                       (3.14)%     1.07%    15.46%    20.91%    26.72%
----------------------------------------------------------------------------------
Net assets, end of year (000)'s $374,267   $251,017  $267,640  $243,609  $194,070
----------------------------------------------------------------------------------
Ratios to average net assets:
 Expenses                           0.59%      0.58%     0.58%     0.59%     0.59%
 Net investment income              1.03       1.34      1.30      1.59      1.82
----------------------------------------------------------------------------------
Portfolio turnover rate               62%        61%       71%       63%       57%
----------------------------------------------------------------------------------


(1)Per share amounts are calculated using the monthly average shares method.


                                                      Smith Barney Mutual Funds

[LOGO] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed./SM/

Smith Barney Appreciation Fund Inc.

Shareholder reports Annual and semiannual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that signifi-cantly affected the fund's performance during its last fiscal year or period.

The fund sends only one report to a household if more than one account has the same address. Contact your qualified plan or the transfer agent if you do not want this policy to apply to you.

Statement of additional information The statement of additional information provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this prospectus.


You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by contacting your qualified plan by calling the fund at 1-800-451-2010, or by writing to the fund at Smith Barney Mutual Funds, 125 Broad Street, New York, New York 10004.





Information about the fund (in-
 cluding the SAI) can be reviewed and copied at the Securities and Exchange Commission's (the "Commission") Public Reference Room in Washing-
 ton, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.


Your Serious Money. Professionally Managed. is a service mark of Salomon Smith Barney Inc.


(Investment Company Act
file no. 811-01940)

FD0794 4/02

                                April 30, 2002

                      STATEMENT OF ADDITIONAL INFORMATION

                      SMITH BARNEY APPRECIATION FUND INC.
                               125 Broad Street
                           New York, New York 10004
                                (800) 451-2010


   This Statement of Additional Information ("SAI") is not a prospectus and is meant to be read in conjunction with the prospectus of the Smith Barney Appreciation Fund Inc. (the "fund") dated April 30, 2002, as amended or supplemented from time to time (the "prospectus"), and is incorporated by reference in its entirety into the prospectus. Additional information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders that are incorporated herein by reference. The prospectus and copies of the reports may be obtained free of charge by contacting a Salomon Smith Barney Financial Consultant, a registered representative of PFS Distributors, Inc., ("PFS Distributors"), a broker/dealer, financial intermediary or financial institution (each called a "Service Agent") or by writing or calling the fund at the address or telephone number above.


                               TABLE OF CONTENTS

                Investment Objective and Management Policies  2
                Risk Factors................................ 10
                Investment Restrictions..................... 11
                Directors and Executive Officers of the Fund 13
                Investment Management and Other Services.... 17
                Portfolio Transactions...................... 22
                Portfolio Turnover.......................... 23
                Purchase of Shares.......................... 24
                Redemption of Shares........................ 32
                Valuation of Shares......................... 36
                Exchange Privilege.......................... 36
                Performance Data............................ 37
                Dividends, Distributions and Taxes.......... 40
                Additional Information...................... 45
                Financial Statements........................ 45
                Other Information........................... 45

                 INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

   The fund is an open-end, diversified, management investment company. The prospectus discusses the fund's investment objective and the policies it employs to achieve its objective. This section contains supplemental information concerning the types of securities and other instruments in which the fund may invest, the investment policies and portfolio strategies the fund may utilize and certain risks associated with such investments, policies and strategies. Smith Barney Fund Management LLC ("SBFM" or the "manager") serves as investment manager to the fund.

   Common Stock. The fund may invest in common stocks. Common stocks are shares of a corporation or other entity entitling the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity's preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.


   Preferred Stock. Preferred stocks, like debt obligations, are generally fixed-income securities. Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer's board of directors, but do not participate in other amounts available for distribution by the issuing corporation. Preferred stock dividends must be paid before common stock dividends and, for that reason preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks are, however, equity securities in the sense they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stocks are subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.


   Warrants. The fund may invest up to 5% of its assets in warrants. Warrants acquired entitle the fund to buy common stock from the issuer at a specified price and time. Warrants are subject to the same market risks as stocks, but may be more volatile in price. The fund's investment in warrants will not entitle it to receive dividends or exercise voting rights and will become worthless if the warrants cannot be profitably exercised before the expiration dates.

   Convertible Securities. Convertible securities, in which the fund may invest, including both convertible debt and convertible preferred stock, may be converted at either a stated price or stated rate into underlying shares of common stock. Because of this feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. Like bonds, the value of convertible securities fluctuates in relation to changes in interest rates and, in addition, also fluctuates in relation to the underlying common stock.


   Foreign Securities. The fund may invest up to 10% of its assets (at the time of investment) in foreign securities. The fund may invest directly in foreign issuers or invest in depositary receipts (securities of foreign issuers in the form of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") or similar securities representing interests in the common stock of foreign issuers). ADRs are receipts, typically issued by a U.S. bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe, which evidence a similar ownership arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets and EDRs are designed for use in European securities markets. The underlying securities are not always denominated in the same currency as the ADRs or EDRs. Although investment in the form of ADRs or EDRs facilitates trading in foreign securities, it does not mitigate the risks associated with investing in foreign securities.

   Investments in foreign securities incur higher costs than investments in U.S. securities, including higher costs in making securities transactions as well as foreign government taxes, which may reduce the investment return of the fund. In addition, foreign investments may include additional risks associated with currency exchange rates, less complete financial information about individual companies, less market liquidity and political instability.


   Money Market Instruments. The fund may invest for temporary defensive purposes in corporate and government bonds and notes and money market instruments. Money market instruments include: obligations issued or guaranteed by the United States government, its agencies or instrumentalities ("U.S. government securities"); certificates of deposit, time deposits and bankers' acceptances issued by domestic banks (including their branches located outside the United States ("U.S.") and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions; high grade commercial paper; and repurchase agreements with respect to the foregoing types of instruments. Certificates of deposit ("CDs") are short-term, negotiable obligations of commercial banks. Time deposits ("TDs") are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions. The fund may invest in cash and in short-term instruments, and it may hold cash and short-term instruments without limitation when the manager determines that it is appropriate to maintain a temporary defensive posture. Short-term instruments in which the fund may invest include:
(a) obligations issued or guaranteed as to principal and interest by the United States government, its agencies or instrumentalities (including repurchase agreements with respect to such securities); (b) bank obligations (including CDs, TDs and bankers' acceptances of domestic or foreign banks, domestic savings and loan associations and similar institutions); (c) floating rate securities and other instruments denominated in U.S. dollars issued by international development agencies, banks and other financial institutions, governments and their agencies or instrumentalities and corporations located in countries that are members of the Organization for Foreign Cooperation and Development; and (d) commercial paper rated no lower than A-2 by Standard & Poor's Ratings Services ("S&P") or Prime-2 by Moody's Investors Service, Inc. ("Moody's") or the equivalent from another major rating service or, if unrated, of an issuer having an outstanding, unsecured debt issue then rated within the three highest rating categories.


                             INVESTMENT PRACTICES

   In attempting to achieve its investment objective, the fund may employ, among others, the following portfolio strategies.

   Repurchase Agreements. The fund may agree to purchase securities from a bank or recognized securities dealer and simultaneously commit to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities ("repurchase agreements"). The fund would maintain custody of the underlying securities prior to their repurchase; thus, the obligation of the bank or dealer to pay the repurchase price on the date agreed to would be, in effect, secured by such securities. If the value of such securities were less than the repurchase price, plus interest, the other party to the agreement would be required to provide additional collateral so at all times the collateral is at least 102% of the repurchase price plus accrued interest. Default by or bankruptcy of a seller would expose the fund to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying obligations. The financial institutions with which the fund may enter into repurchase agreements will be banks and non-bank dealers of U.S. government securities on the Federal Reserve Bank of New York's list of reporting dealers, if the fund's manager deems such banks and non-bank dealers creditworthy. The manager will continue to monitor creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement to equal at least 102% of the repurchase price (including accrued interest). In addition, the manager will require the value of this collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, to be equal to 102% or greater than the repurchase price (including accrued premium) provided in the repurchase agreement or the daily amortization of the difference between the purchase price and the repurchase price specified in the repurchase agreement. The manager will mark-to-market daily the value of the securities. Repurchase agreements are considered to be loans by the fund under the Investment Company Act of 1940, as amended (the "1940 Act").

   Lending of Portfolio Securities. Consistent with applicable regulatory requirements, the fund may lend portfolio securities to brokers, dealers and other financial organizations meeting capital and other credit requirements or other criteria established by the board. The fund will not lend portfolio securities to affiliates of the manager unless they have applied for and received specific authority to do so from the Securities and Exchange Commission ("SEC"). Loans of portfolio securities will be collateralized by cash, letters of credit or U.S. government securities, which are maintained at all times in an amount equal to at least 102% of the current market value of the loaned securities. Any gain or loss in the market price of the securities loaned occurring during the term of the loan would be for the account of the fund. From time to time, the fund may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party unaffiliated with the fund and acting as a "finder."


   By lending its securities, the fund can increase its income by continuing to receive interest and any dividends on the loaned securities as well as by either investing the collateral received for securities loaned in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral. Although the generation of income is not the primary investment goal of the fund, income received could be used to pay the fund's expenses and would increase an investor's total return. The fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the fund must receive at least 102% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the fund must be able to terminate the loan at any time; (iv) the fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value;
(v) the fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the board must terminate the loan and regain the right to vote the securities. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the fund's ability to recover the loaned securities or dispose of the collateral for the loan.


                           DERIVATIVES TRANSACTIONS

   Options on Securities. The fund may write (sell) covered put and call options on securities ("options") and purchase put and call options traded on foreign or U.S. securities exchanges and over-the-counter. The fund will write such options for the purpose of increasing its return and/or protecting the value of its portfolio. In particular, where the fund writes an option expiring unexercised or is closed out by the fund at a profit, it will retain the premium paid for the option, which will increase its gross income and will offset in part the reduced value of a portfolio security in connection with which the option may have been written or the increased cost of portfolio securities to be acquired. However, the writing of options constitutes only a partial hedge, up to the amount of the premium, less any transaction costs. In contrast, if the price of the security underlying the option moves adversely to the fund's position, the option may be exercised and the fund will be required to purchase or sell the security at a disadvantageous price, resulting in losses that may only be partially offset by the amount of the premium. The fund may also write combinations of put and call options on the same security, known as "straddles." Such transactions generate additional premium income but also present increased risk.

   The fund may purchase put and call options in anticipation of declines in the value of portfolio securities or increases in the value of securities to be acquired. If the expected changes occur, the fund may be able to offset the resulting adverse effect on its portfolio, in whole or in part, through the options purchased. The risk assumed by the fund in connection with such transactions is limited to the amount of the premium and related transaction costs associated with the option, although the fund may lose such amounts in the event the prices of securities underlying the options do not move in the direction or to the extent anticipated. The fund can invest up to 5% of its total assets in put and call options on securities.

   Stock Index Options. As described generally above, the fund may purchase put and call options and write call options on domestic stock indexes listed on domestic exchanges in order to realize its investment objective of capital appreciation or for the purpose of hedging its portfolio. A stock index fluctuates with changes in the market values of the stocks included in the index. Some stock index options are based on a broad market index such as the New York Stock Exchange Composite Index or the Canadian Market Portfolio Index, or a narrower market index such as the Standard & Poor's 100. Indexes also are based on an industry or market segment such as the American Stock Exchange Oil and Gas Index or the Computer and Business Equipment Index.

   Options on stock indexes are generally similar to options on stock except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by
(b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars or a foreign currency, as the case may be, times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

   The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the portion of the securities portfolio of the fund correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the fund of options on stock indexes will be subject to the manager's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

   The fund will engage in stock index options transactions only when determined by the manager to be consistent with the fund's efforts to control risk. There can be no assurance that such judgment will be accurate or that the use of these portfolio strategies will be successful. The fund can invest up to 5% of its total assets in put and call options on domestic and foreign stock indexes.

   Options, Futures and Currency Strategies. The fund may use forward currency contracts and certain options and futures strategies to attempt to hedge its portfolio, i.e., reduce the overall level of investment risk normally associated with the fund. There can be no assurance that such efforts will succeed.

   In order to assure that the fund will not be deemed to be a "commodity pool" for purposes of the Commodity Exchange Act, regulations of the Commodity Futures Trading Commission ("CFTC") require that the fund enter into transactions in futures contracts and options on futures only (i) for bona fide hedging purposes (as defined in CFTC regulations), or (ii) for non-hedging purposes, provided the aggregate initial margin and premiums on such non-hedging positions do not exceed 5% of the liquidation value of the fund's assets. To attempt to hedge against adverse movements in exchange rates between currencies, the fund may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date. Such contracts may involve the purchase or sale of a foreign currency against the U.S. dollar or may involve two foreign currencies. The fund may enter into forward currency contracts either with respect to specific transactions or with respect to its portfolio positions. For example, when the manager anticipates making a purchase or sale of a security, it may enter into a forward currency contract in order to set the rate (either relative to the U.S. dollar or another currency) at which the currency exchange transaction related to the purchase or sale will be made ("transaction hedging"). Further, when the manager believes that a particular currency may decline compared to the U.S. dollar or another currency, the fund may enter into a forward contract to sell the currency the manager expects to decline in an amount approximating the value of some or all of the fund's securities denominated in that currency, or when the manager believes that one currency may decline against a currency in which some or all of the portfolio securities held by the fund are denominated, it may enter into a forward contract to buy the currency expected to decline for a fixed amount ("position hedging"). In this situation, the fund may, in the alternative, enter into a forward contract to sell a different currency for a fixed amount of the currency expected to decline where the investment manager believes that the value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the value of the currency in which portfolio securities of the fund are denominated ("cross hedging"). The fund will maintain on its books (i) cash,
(ii) U.S. government securities or (iii) equity securities or debt securities (of any grade) in certain currencies provided such assets are liquid, unencumbered and marked to market daily, or other high-quality debt securities denominated in certain currencies in a separate account of the fund having a value equal to the aggregate account of the fund's commitments under forward contracts entered into with respect to position hedges and cross-hedges. If the value of the securities placed in a separate account declines, additional cash or securities are placed in the account on a daily basis so that the value of the account will equal the amount of the fund's commitments with respect to such contracts.


   For hedging purposes, the fund may write covered call options and purchase put and call options on currencies to hedge against movements in exchange rates and on debt securities to hedge against the risk of fluctuations in the prices of securities held by the fund or which the manager intends to include in its portfolio. The fund also may use interest rate futures contracts and options thereon to hedge against changes in the general level in interest rates.

   The fund may write call options on securities and currencies only if they are covered, and such options must remain covered so long as the fund is obligated as a writer. A call option written by the fund is "covered" if the fund owns the securities or currency underlying the option or has an absolute and immediate right to acquire that security or currency without additional cash consideration (or for additional cash consideration held in a segregated account on the fund's books) upon conversion or exchange of other securities or currencies held in its portfolio. A call option is also covered if the fund holds on a share-for-share basis a call on the same security or holds a call on the same currency as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the fund in cash, Treasury bills or other high-grade, short-term obligations in a segregated account on the fund's books.

   The fund may purchase put and call options in anticipation of declines in the value of portfolio securities or increases in the value of securities to be acquired. If the expected changes occur, the fund may be able to offset the resulting adverse effect on its portfolio, in whole or in part, through the options purchased. The risk assumed by the fund in connection with such transactions is limited to the amount of the premium and related transaction costs associated with the option, although the fund may be required to forfeit such amounts in the event the prices of securities underlying the options do not move in the direction or to the extent anticipated.

   Although the fund might not employ the use of forward currency contracts, options and futures, the use of any of these strategies would involve certain investment risks and transaction costs to which it might not otherwise be subject. These risks include: dependence on the manager's ability to predict movements in the prices of individual debt securities, fluctuations in the general fixed-income markets and movements in interest rates and currency markets, imperfect correlation between movements in the price of currency, options, futures contracts or options thereon and movements in the price of the currency or security hedged or used for cover; the fact that skills and techniques needed to trade options, futures contracts and options thereon or to use forward currency contracts are different from those needed to select the securities in which the fund invests; and lack of assurance that a liquid market will exist for any particular option, futures contract or options thereon at any particular time.

   Over-the-counter options in which the fund may invest differ from exchange traded options in that they are two-party contracts, with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. The fund may be required to treat as illiquid over-the-counter options purchased and securities being used to cover certain written over-the-counter options.

   Options on Securities. As discussed more generally above, the fund may engage in the writing of covered call options. The fund may also purchase put options and enter into closing transactions.

   The principal reason for writing covered call options on securities is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, the writer of a covered call option foregoes the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. Similarly, the principal reason for writing covered put options is to realize income in the form of premiums. The writer of a covered put option accepts the risk of a decline in the price of the underlying security. The size of the premiums the fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

   Options written by the fund will normally have expiration dates between one and six months from the date written. The exercise price of the options may be below, equal to or above the current market values of the underlying securities when the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively.

   The fund may write (a) in-the-money call options when the manager expects the price of the underlying security to remain flat or decline moderately during the option period, (b) at-the-money call options when the manager expects the price of the underlying security to remain flat or advance moderately during the option period and (c) out-of-the-money call options when the manager expects that the price of the security may increase but not above a price equal to the sum of the exercise price plus the premiums received from writing the call option. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments as such call options are used in equivalent transactions.

   So long as the obligation of the fund as the writer of an option continues, the fund may be assigned an exercise notice by the broker/dealer through which the option was sold, requiring it to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates when the option expires or the fund effects a closing purchase transaction. The fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice. To secure its obligation to deliver the underlying security when it writes a call option, or to pay for the underlying security when it writes a put option, the fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation ("Clearing Corporation") or similar clearing corporation and the securities exchange on which the option is written.

   An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the over-the-counter market. The fund expects to write options only on national securities exchanges or in the over-the-counter market. The fund may purchase put options issued by the Clearing Corporation or in the over-the-counter market. The fund may realize a profit or loss upon entering into a closing transaction. In cases in which the fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the option. Similarly, when the fund has purchased an option and engages in a closing sale transaction, whether it recognizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the fund initially paid for the original option plus the related transaction costs.

   Although the fund generally will purchase or write only those options for which the manager believes there is an active secondary market so as to facilitate closing transactions, there is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, have at times rendered certain of the facilities of the Clearing Corporation and national securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

   Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain periods, by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the fund and other clients of the manager and certain of their affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits, and it may impose certain other sanctions.

   In the case of options written by the fund that are deemed covered by virtue of the fund's holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stocks with respect to which the fund has written options may exceed the time within which the fund must make delivery in accordance with an exercise notice. In these instances, the fund may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, the fund will not bear any market risk because the fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed stock, but the fund may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

   Although the manager will attempt to take appropriate measures to minimize the risks relating to the fund's writing of call options and purchasing of put and call options, there can be no assurance the fund will succeed in its option-writing program.


   Futures Contracts and Options on Futures Contracts. As described generally above, the fund may enter into futures contracts and purchase and write (sell) options on these contracts, including but not limited to, interest rate, securities index and foreign currency contracts and put and call options on these futures contracts. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. The primary purpose of entering into a futures contract by the fund is to protect the fund from fluctuations in the value of securities without actually buying or selling the securities. The fund may enter into futures contracts and options on futures to seek higher investment returns when a futures contract is priced more attractively than stocks comprising a benchmark index, to facilitate trading or to reduce transaction costs. The fund will only enter into futures contracts and options on futures contracts that are traded on a domestic exchange and board of trade. Assets committed to futures contracts will be segregated on the fund's books to the extent required by law.

   The purpose of entering into a futures contract by the fund is to protect the fund from fluctuations in the value of securities without actually buying or selling the securities. For example, in the case of stock index futures contracts, if the fund anticipates an increase in the price of stocks it intends to purchase at a later time, the fund could enter into contracts to purchase the stock index (known as taking a "long" position) as a temporary substitute for the purchase of stocks. If an increase in the market influences the stock index as anticipated, the value of the futures contracts increases and thereby serves as a hedge against the fund's not participating in a market advance. The fund then may close out the futures contracts by entering into offsetting futures contracts to sell the stock index (known as taking a "short" position) as it purchases individual stocks. The fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities. But by using futures contracts as an investment tool to reduce risk, given the greater liquidity in the futures market, it may be possible to accomplish the same result more easily and more quickly.

   No consideration will be paid or received by the fund upon the purchase or sale of a futures contract. Initially, the fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange or board of trade on which the contract is traded and brokers or members of such board of trade may charge a higher amount). This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to the fund, upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." In addition, when the fund enters into a long position in a futures contract or an option on a futures contract, it must deposit into a segregated account on the fund's books an amount of cash or cash equivalents equal to the total market value of the underlying futures contract, less amounts held in the fund's commodity brokerage account at its broker. At any time prior to the expiration of a futures contract, the fund may elect to close the position by taking an opposite position, which will operate to terminate the fund's existing position in the contract.

   The fund will not enter into futures contracts and related options for which the aggregate initial margin and premiums exceed 5% of the fair market value of the fund's assets after taking into account unrealized profits and unrealized losses on any contracts it has entered into. Owning the underlying security or segregation of assets will cover all futures and options on futures positions. With respect to long positions in a futures contract or option (e.g., futures contracts to purchase the underlying instrument and call options purchased or put options written on these futures contracts or instruments), the underlying value of the futures contract at all times will not exceed the sum of cash, short-term U.S. debt obligations or other high quality obligations set aside for this purpose.

   Index-Related Securities ("Equity Equivalents"). The fund may invest up to 10% of the fund's assets in certain types of securities that enable investors to purchase or sell shares in a portfolio of securities that seeks to track the performance of an underlying index or a portion of an Index. Such Equity Equivalents include among others DIAMONDS (interests in a portfolio of securities that seeks to track the performance of the Dow Jones Industrial Average), SPDRs or Standard & Poor's Depositary Receipts (interests in a portfolio of securities that seeks to track the performance of the S&P 500 Index), WEBS or World Equity Benchmark Shares (interests in a portfolio of securities that seeks to track the performance of a benchmark index of a particular foreign country's stocks), and the Nasdaq-100 Trust (interests in a portfolio of securities of the largest and most actively traded non-financial companies listed on the Nasdaq Stock Market). Such securities are similar to index mutual funds, but they are traded on various stock exchanges or secondary markets. The value of these securities is dependent upon the performance of the underlying index on which they are based. Thus, these securities are subject to the same risks as their underlying indexes as well as the securities that make up those indexes. For example, if the securities comprising an index that an index-related security seeks to track perform poorly, the index-related security will lose value.

   Equity Equivalents may be used for several purposes, including, to simulate full investment in the underlying index while retaining a cash balance for fund management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns where an Equity Equivalent is priced more attractively than securities in the underlying index. Because the expense associated with an investment in Equity Equivalents may be substantially lower than the expense of small investments directly in the securities comprising the indices they seek to track, investments in Equity Equivalents may provide a cost-effective means of diversifying the fund's assets across a broad range of equity securities.


   The prices of Equity Equivalents are derived and based upon the securities held by the particular investment company. Accordingly, the level of risk involved in the purchase or sale of an Equity Equivalent is similar to the risk involved in the purchase or sale of traditional common stock with the exception that the pricing mechanism for such instruments is based on a basket of stocks. The market prices of Equity Equivalents are expected to fluctuate in accordance with both changes in the net asset values of their underlying indices and the supply and demand for the instruments on the exchanges on which they are traded. Substantial market or other disruptions affecting an Equity Equivalent could adversely affect the liquidity and value of the shares of the fund investing in such instruments.


   Securities of Other Investment Companies. The portfolio may invest in securities of other investment companies to the extent permitted under the 1940 Act. Presently, under the 1940 Act, the fund may hold securities of another investment company in amounts which (i) do not exceed 3% of the total outstanding voting stock of such company, (ii) do not exceed 5% of the value of the fund's total assets and (iii) when added to all other investment company securities held by the fund, do not exceed 10% of the value of the fund's total assets.


   To the extent the fund invests in securities of other investment companies, fund shareholders would indirectly pay a portion of the operating costs of such companies in addition to the expenses of its own operation. These costs include management, brokerage, shareholder servicing and other operational expenses. Indirectly, then, if the fund invests in Equity Equivalents its shareholders may pay higher operational costs than if they owned the underlying investment companies directly. Additionally, the fund's investments in such investment companies are subject to limitations under the 1940 Act and market availability.


                                 RISK FACTORS

   General. There can be no assurance that the fund's investment objective will be achieved. The value of the fund's investments will fluctuate in response to changes in market and economic conditions, as well as the financial condition and prospects of issuers in which the fund invests.

   Foreign Investments. Investments in foreign securities incur higher costs than investments in U.S. securities, including higher costs in making securities transactions as well as foreign government taxes which may reduce the investment return of the fund. In addition, foreign investments may include additional risks associated with currency exchange rates, less complete financial information about individual companies, less market liquidity and political instability.


   U.S. and Foreign Taxes. The fund's investment in foreign securities may be subject to taxes withheld at the source on dividend or interest payments. Foreign taxes paid by the fund may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes.


   The Economic and Monetary Union ("EMU").   The introduction of a single
European currency, the euro, on January 1, 1999 for the participating European countries presented unique risks and uncertainties for investors in those countries, including the fluctuation of the euro relative to non-euro currencies and whether the interest rate, tax and labor regimes of the European countries participating in the euro will converge over time. Further, the conversion of the currencies of other Economic Monetary Union countries, such as the United Kingdom, and the admission of other countries, including Central and Eastern European countries, to the Economic Monetary Union could adversely affect the euro. These or other factors may cause market disruptions and could adversely affect the value of foreign securities and currencies held by the fund.


   Futures Contracts and Related Options. There are several risks in connection with the use of futures contracts as a hedging device. Successful use of futures contracts by the fund is subject to the ability of the manager to predict correctly movements in the stock market or in the direction of interest rates. These predictions involve skills and techniques that may be different from those involved in the management of investments in securities. In addition, there can be no assurance that there will be a perfect correlation between movements in the price of the securities underlying the futures contract and movements in the price of the securities that are the subject of the hedge. A decision of whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected trends in market behavior or interest rates.

   Positions in futures contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange) and no secondary market exists for those contracts. In addition, although the fund intends to enter into futures contracts only if there is an active market for the contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, and in the event of adverse price movements, the fund would be required to make daily cash payments of variation margin; in such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. As described above, however, no assurance can be given that the price of the securities being hedged will correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

                            INVESTMENT RESTRICTIONS

   The fund has adopted the following fundamental investment restrictions for the protection of shareholders. These restrictions cannot be changed without approval by the holders of a majority of the outstanding shares of the fund, defined as the lesser of (a) 67% or more of the fund's shares present at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the fund's outstanding shares. In accordance with these restrictions, the fund will not:

      1. Invest in a manner that would cause it to fail to be a "diversified company" under the 1940 Act and the rules, regulations and orders thereunder.

      2. Issue "senior securities" as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

      3. Invest more than 25% of its total assets in securities, the issuers of which are in the same industry. For purposes of this limitation, U.S. government securities and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

      4. Borrow money, except that (a) the fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed), is derived from such transactions.

      5. Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

      6. Engage in the business of underwriting securities issued by other persons, except to the extent that the fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

      7. Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the fund from
   (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the fund's investment objective and policies); or (d) investing in real estate investment trust securities.

While the fund is authorized to borrow money for purposes of investment (leveraging) and to invest in securities of foreign issuers, it has no current intention of engaging in these investment activities and will do so only when the fund's board of directors determines that either or both of these activities are in the best interests of shareholders.

   The fund has also adopted certain non-fundamental investment restrictions that may be changed by the fund's board of directors at any time. Accordingly, the fund may not:

      1. Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except "against the box"). For purposes of this restriction, the deposit or payment by the fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

      2. Invest more than 5% of the value of its net assets in warrants. Included within that amount, but not to exceed 2% of the value of the fund's net assets may be warrants that are not listed on the New York Stock Exchange, Inc. (the "NYSE") or the American Stock Exchange. Warrants acquired by the fund in units or attached to securities may be deemed to be without value.

      3.  Invest in mineral-type programs or leases.

      4. Purchase or otherwise acquire any security if as a result, more than 15% of its net assets would be invested in securities that are illiquid.

      5.  Invest for the purpose of exercising control of management.

      6. Purchase securities of any company with a record of less than three years' continuous operation if such purchase would cause its investments in such companies to exceed 5% of the value of its total assets. (For purposes of this limitation, issuers include predecessors, sponsors, controlling persons, general partners, guarantors and originators of underlying assets.)

If any percentage restriction described above is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of such restriction.


                 DIRECTORS AND EXECUTIVE OFFICERS OF THE FUND



   The board of directors in accordance with the laws of the State of Maryland manages the business and affairs of the fund. The board elects officers who are responsible for the day-to-day operations of the fund and who execute policies authorized by the board. Under the fund's Charter, the board may classify or reclassify any unissued shares of the fund into one or more additional classes by setting or changing in any one or more respects their relative rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption. The board may similarly classify or reclassify any class of its shares into one or more series and, without shareholder approval, may increase the number of authorized shares of the fund.



   The directors and executive officers of the fund, together with information as to their principal business occupations during the past five years, are shown below. Each director who is an "interested person" of the fund, as defined in the 1940 Act, is indicated by a double asterisk.



                                                                                  Number of
                                                                                 Investment
                                                                                  Companies
                                                                                   in Fund
                         Position(s) Term of Office* and                           Complex
                          Held with    Length of Time    Principal Occupation(s)  Overseen   Other Directorships
 Name, Address, and Age     Fund           Served          During Past 5 Years   by Director  Held by Director
 ----------------------  ----------- ------------------- ----------------------- ----------- -------------------

NON-INTERESTED
 DIRECTORS:

Herbert Barg              Director       Since 1995      Retired                     16      None
 1460 Drayton Lane
 Wynnewood, PA 19096
 Age 79

Dwight B. Crane           Director       Since 1995      Professor--Harvard          23      None
 Harvard Business School                                 Business School
 Soldiers Field
 Morgan Hall #375
 Boston, MA 02163
 Age 64

Burt N. Dorsett           Director       Since 1973      President--Dorsett          11      None
 201 East 62nd Street                                    McCabe Capital
 Apt. 3C                                                 Management Inc.; Chief
 New York, NY 10021                                      Investment Officer--
 Age 71                                                  Leeb Capital
                                                         Management, Inc.
                                                         1999-Present

Elliot S. Jaffe           Director       Since 1988      Chairman of The Dress       11      Zweig Total Return
 The Dress Barn Inc.                                     Barn Inc.                           Fund; Zweig Fund,
 Executive Office                                                                            Inc.
 30 Dunnigan Drive
 Suffern, NY 10901
 Age 75

                                                                                        Number of
                                                                                       Investment
                                                                                        Companies
                                                                                         in Fund
                           Position(s)   Term of Office* and                             Complex
                            Held with      Length of Time     Principal Occupation(s)   Overseen   Other Directorships
 Name, Address, and Age       Fund             Served           During Past 5 Years    by Director  Held by Director
 ----------------------   -------------- ------------------- ------------------------- ----------- -------------------

Stephen E. Kaufman        Director           Since 1995      Attorney                      13             None
 Stephen E. Kaufman PC
 277 Park Avenue, 47th Fl
 New York, NY 10172
 Age 70

Joseph J. McCann          Director           Since 1995      Retired                       11             None
 200 Oak Park Place
 Suite One
 Pittsburgh, PA 15243
 Age 71

Cornelius C. Rose, Jr.    Director           Since 1973      Chief Executive Officer--     11             None
 P.O. Box 5388                                               Performance Learning
 West Lebanon, NH 03784                                      Systems
 Age 69

INTERESTED DIRECTORS:
Alfred J. Bianchetti**    Director           Since 1995      Retired                       11             None
 19 Circle End Drive
 Ramsey, NJ 07446
 Age 79

Heath B. McLendon**       Director/          Since 1984      Managing Director of          74             None
 SSB                      Chairman                           Salomon Smith Barney
 125 Broad Street, 9th Fl                                    ("SSB"); President and
 New York, NY 10004                                          Director of SBFM and
 Age 68                                                      Travelers Investment
                                                             Adviser, Inc ("TIA");
                                                             Director of The Travelers
                                                             Investment Management
                                                             Company

EXECUTIVE OFFICERS:
Harry D. Cohen            Vice               Since 1980      Managing Director of          N/A            None
 SSB                      President                          SSB; Investment Officer
 333 West 34th Street     and                                of SBFM
 New York, NY 10001       Investment
 Age 61                   Officer

Scott Glasser             Vice               Since 1996      Managing Director of          N/A            None
 SSB                      President                          SSB; Investment Officer
 333 West 34th Street     and                                of SBFM
 New York, NY 10001       Investment
 Age 36                   Officer

Lewis E. Daidone          Senior             Since 1995      Managing Director of          N/A            None
 SSB                      Vice                               SSB; Senior Vice
 125 Broad Street         President                          President and Chief
 New York, NY 10004       and Chief                          Administrative Officer of
 Age 44                   Administrative                     the Smith Barney Mutual
                          Officer                            Funds; Director and
                                                             Senior Vice President of
                                                             SBFM and TIA

Richard L. Peteka         Chief              Since 2002      Director and Head of          N/A            None
 SSB                      Financial                          Internal Control for
 125 Broad Street         Officer                            Citigroup Asset
 New York, NY 10004       and                                Management U.S. Mutual
 Age 40                   Treasurer                          Fund Administration from
                                                             1999-2002; Vice
                                                             President, Head of Mutual
                                                             Fund Administration and
                                                             Treasurer at Oppenheimer
                                                             Capital from 1996-1999

                                                                                   Number of
                                                                                  Investment
                                                                                   Companies
                                                                                    in Fund
                          Position(s) Term of Office* and                           Complex
                           Held with    Length of Time    Principal Occupation(s)  Overseen   Other Directorships
 Name, Address, and Age      Fund           Served          During Past 5 Years   by Director  Held by Director
 ----------------------   ----------- ------------------- ----------------------- ----------- -------------------

Kapel Ozsolak             Controller      Since 2002       Vice President of SSB      N/A            None
 SSB
 125 Broad Street
 New York, NY 10004
 Age 36

Christina T. Sydor        Secretary       Since 1995       Managing Director of       N/A            None
 SSB                                                       SSB; General Counsel
 300 First Stamford Place                                  and Secretary of SBFM
 Stamford, CT 06902                                        and TIA
 Age 51

--------

* Each director and officer serve until his or her successor has been duly elected and qualified.

** Mr. Bianchetti and Mr. McLendon are directors who are "interested persons" of the fund as defined in the 1940 Act because Mr. Bianchetti's son-in-law is an officer of an SBFM affiliate and Mr. McLendon is an officer of SBFM and its affiliates.
   For the calendar year ended December 31, 2001, the directors of the fund beneficially owned equity securities of the fund within the dollar ranges presented in the table below:


                                                 Aggregate Dollar Range of Equity
                                              Securities in all Registered Investment
                       Dollar Range of Equity     Companies Overseen by Director
Name of Director       Securities in the Fund    in Family of Investment Companies
----------------       ---------------------- ---------------------------------------
Herbert Barg..........    None                             None
Alfred J. Bianchetti..    None                             None
Dwight B. Crane.......    $10,001-$50,000                  Over $100,000
Burt N. Dorsett.......    None                             Over $100,000
Elliot S. Jaffe.......    None                             None
Stephen E. Kaufman....    None                             None
Joseph J. McCann......    None                             None
Heath B. McLendon.....    $10,001-$50,000                  Over $100,000
Cornelius C. Rose, Jr.    Over $100,000                    Over $100,000


   As of December 31, 2001, none of the Independent Directors, or his or her immediate family members, beneficially owned or of record any securities in the manager or principal underwriter of the fund, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the manager or principal underwriter of the fund.


   The fund has an Audit Committee and a Nominating Committee. The members of the Audit Committee and the Nominating Committee consist of all the Independent Directors of the fund, namely Messrs. Barg, Crane, Dorsett, Jaffe, Kaufman, McCann and Rose.



   In accordance with its written charter adopted by the board of directors, the Audit Committee assists the board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the fund. It also makes recommendations to the board as to the selection of the independent public accountants, reviews the methods, scope and result of the audits and audit fees charged, and reviews the fund's internal accounting procedures and controls. The Audit Committee also considers the scope and amount of non-audit services provided to the fund, its adviser and affiliates by the independent public accountants. During the fund's most recent fiscal year, the Audit Committee met once.

   The Nominating Committee is charged with the duty of making all nominations for Independent Directors to the board of directors. The Nominating Committee will consider nominees recommended by the fund's shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations to the fund's Secretary. The Nominating Committee did not meet during the fund's most recent fiscal year.


   The following table shows the compensation paid by the fund and other Smith Barney Mutual Funds to each director during the fund's last fiscal year. None of the officers of the fund received any compensation from the fund for such period. The fund does not pay retirement benefits to its directors and officers. SSB compensates officers and interested directors of the fund.


                                              Pension or          Total       Number of Funds
                                              Retirement      Compensation       for Which
                               Aggregate   Benefits Accrued     from Fund     Director Serves
                              Compensation    As Part of    and Fund Complex      Within
Name of Person                 From Fund+   Fund Expenses   Paid to Directors  Fund Complex
--------------                ------------ ---------------- ----------------- ---------------
Herbert Barg**...............    $7,200           $0            $114,000            16
Alfred Bianchetti*...........     7,100            0              61,300            11
Martin Brody***..............     7,100            0             141,650            20
Dwight B. Crane**............     6,100            0             143,550            23
Burt N. Dorsett**............     7,100            0              61,300            11
Elliot S. Jaffe**............     6,100            0              52,700            11
Stephen E. Kaufman**.........     7,200            0             115,000            13
Joseph J. McCann**...........     7,100            0              60,900            11
Heath B. McLendon*...........         0            0                   0            74
Cornelius C. Rose, Jr.**.....     7,100            0              61,300            11

--------
*  Designates an "interested" director.
** Designates member of Audit Committee.

*** Martin Brody became a Director Emeritus on December 31, 2001.


+ At the end of the year in which they attain age 80, fund directors are required to change to emeritus status. Directors Emeritus are entitled to serve in emeritus status for a maximum of 10 years, during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to fund directors, together with reasonable out-of-pocket expenses for each meeting attended. Directors Emeritus may attend meetings but have no voting rights.



   As of April 12, 2002, the directors and officers of the fund, as a group, owned less than 1% of the outstanding shares of the fund.


   To the best knowledge of the directors, as of April 12, 2002, the following shareholders or "groups" (as such term is defined in Section 13(d) of the Securities Exchange Act of 1934, as amended) owned beneficially or of record more than 5% of the shares of the following classes:

Shareholder                                        Class  Shares Held
-----------                                       ------- -----------
PFPC Brokerage Services (*)...................... Class A  Owned 14,508,944.088
FBO Primerica Financial Services                           6.31% of shares
211 South Gulph Road
King of Prussia, PA 19406

PFPC Brokerage Services (*)...................... Class B  Owned 16,531,418.571
FBO Primerica Financial Services                           20.91% of shares
211 South Gulph Road
King of Prussia, PA 19406

Shareholder                                        Class  Shares Held
-----------                                       ------- -----------

Smith Barney Allocation Series Inc. (*).......... Class Y  Owned 3,197,495.859
SB Balanced Portfolio                                      49.36% of shares
Attn: James Casey
61 Broadway
New York, NY 10006-2701

Smith Barney Allocation Series Inc. (*).......... Class Y  Owned 2,168,580.229
SB Balanced Portfolio                                      33.47% of shares
Attn: James Casey
61 Broadway
New York, NY 10006-2701

Smith Barney Allocation Series Inc. (*).......... Class Y  Owned 811,049.396
SB Balanced Portfolio                                      12.52%
Attn: James Casey
61 Broadway
New York, NY 10006-2701

State Street Bank & Trust Cust (*)............... Class Z  Owned 27,621,602.654
Citigroup 401(k) Savings Plan                              99.98% of shares
105 Rosemont Avenue
Westwood, MA 02090-2318

--------

* The fund believes that this entity is not the beneficial owner of shares held of record by them.


                   INVESTMENT MANAGEMENT AND OTHER SERVICES

Investment Adviser and Administrator

   SBFM serves as investment adviser to the fund pursuant to a written agreement (the "Investment Advisory Agreement"), which was approved by the fund's board of directors, including a majority of the directors who are not interested persons of the fund or SSB (the "independent directors") on July 18, 2001. Subject to the supervision and direction of the fund's board of directors, the manager manages the fund's portfolio in accordance with the fund's stated investment objective and policies, makes investment decisions for the fund, places orders to purchase and sell securities, and employs professional portfolio managers and securities analysts who provide research services to the fund. The manager pays the salary of any officer and employee who is employed by both it and the fund. The manager bears all expenses in connection with the performance of its services. SBFM is a wholly owned subsidiary of Salomon Smith Barney Holdings Inc. ("Holdings"), which in turn is a wholly owned subsidiary of Citigroup, Inc. SBFM (through predecessor entities) has been in the investment counseling business since 1968 and renders investment advice to a wide variety of individual, institutional and investment company clients that had aggregate assets under management as of March 31, 2002 in excess of $161 billion.

   The Investment Advisory Agreement has an initial term of two years and continues in effect, from year to year thereafter if such continuance is specifically approved at least annually by the fund's board of directors or by a majority of the outstanding voting securities of the fund, and in either event, by a majority of the Independent Directors of the fund's board with such Independent Directors casting votes in person at a meeting called for such purpose, or by a vote of a majority of the outstanding shares. In approving the continuation of the fund's Investment Advisory Agreement, the board, including the Independent Directors, considered the reasonableness of the advisory fee in light of the extent and quality of the advisory services provided and any additional benefits received by the manager or its affiliates in connection with providing services to the fund, compared the fees charged by the manager to those paid by similar funds or clients for comparable services, and analyzed the expenses incurred by the manager with respect to the fund. The board also considered the fund's performance relative to a selected peer group and to other benchmarks, the expense ratio of the fund in comparison to other funds of comparable size, and other factors. Specifically, the board noted information received at regular meetings throughout the year related to fund performance and manager services, and benefits potentially accruing to the manager and its affiliates from securities lending, administrative and brokerage relationships with affiliates of the manager, as well as research services received by the manager from brokers-dealers who execute transactions on behalf of the fund. After requesting and reviewing such information, as they deemed necessary, the board concluded that the continuation of the Investment Advisory Agreement was in the best interests of the fund and its shareholders. No single factor reviewed by the board was identified by the board as the principal factor in determining to renew the Investment Advisory Agreement with the manager. The Independent Directors were advised by separate independent legal counsel throughout the process. The fund or the manager may terminate the Investment Advisory Agreement on sixty days' written notice without penalty. The Investment Advisory Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act).

   As compensation for SBFM's investment advisory services rendered to the fund, the fund pays a fee computed daily and paid monthly at the following annual rates of the fund's average daily net assets: 0.55%, up to $250 million; 0.513% of the next $250 million; 0.476% of the next $500 million; 0.439% of the next $1 billion, 0.402% of the next $l billion; and 0.365% of the average daily net assets in excess of $3 billion. For the fiscal years ended December 31, 2001, 2000, and 1999, the fund paid $20,474,966, $21,551,330 and $21,761,582, respectively, in investment advisory fees.


   SBFM also serves as administrator to the fund pursuant to a written agreement (the "Administration Agreement"). SBFM pays the salary of any officer and employee who is employed by both it and the fund and bears all expenses in connection with the performance of its services.


   As administrator, SBFM will: (a) assist in supervising all aspects of the fund's operations; b) supply the fund with office facilities (which may be in the manager's own offices), statistical and research data, data processing services, clerical, accounting and bookkeeping services, including, but not limited to, the calculation of (i) the net asset value of shares of the fund,
(ii) applicable contingent deferred sales charges ("deferred sales charge") and similar fees and charges and (iii) distribution fees, internal auditing and legal services, internal executive and administrative services, and stationary and office supplies; and (c) prepare reports to shareholders of the fund, tax returns and reports to and filings with the SEC and state blue sky authorities.

   As compensation for administrative services rendered to the fund, SBFM receives a fee computed daily and paid monthly at the following annual rates:
0.20%, of the value of the fund's average daily net assets up to $250 million; 0.187% of the next $250 million; 0.174% of the next $500 million; 0.161% of the next $1 billion; 0.148% of the next $1 billion and 0.135% of the net assets in excess of $3 billion. For the fiscal years ended December 31, 2001, 2000 and 1999, the fund paid $7,526,443, $7,925,045 and $8,002,567, respectively, in administration fees.

   The fund bears expenses incurred in its operation including: taxes, interest, brokerage fees and commissions, if any; fees of directors who are not officers, directors, shareholders or employees of SSB or the manager, SEC fees and state Blue Sky qualification fees; charges of custodians; transfer and dividend disbursing agent's fees; certain insurance premiums; outside auditing and legal expenses; costs of maintaining corporate existence; investor services (including allocated telephone and personnel expenses); costs of preparation and printing of prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and shareholder meetings; and meetings of the officers or board of directors of the fund.

Independent Auditors

   KPMG LLP, independent auditors, 757 Third Avenue, New York, New York 10017, has been selected as the fund's independent auditor to examine and report on the fund's financial statements for the fiscal year ending December 31, 2002.

Counsel

   Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York 10019, serves as counsel to the fund.

   Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038, serves as counsel to the directors who are not "interested persons" of the fund.

Custodian, Transfer Agent and Sub-Transfer Agent

   The fund has entered into a Custodian Agreement and a Fund Accounting Agreement with State Street Bank and Trust Company ("State Street"), pursuant to which custodial and fund accounting services, respectively, are provided for the fund. Among other things, State Street calculates the daily net asset value for the fund. Securities may be held for the fund by a sub-custodian bank approved by the fund's directors. The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts, 02110.



   Travelers Bank & Trust, fsb. (formerly known as Citi Fiduciary Trust Company) (the "transfer agent"), located at 125 Broad Street, New York, New York 10004, serves as the fund's transfer and dividend-paying agent. Under the transfer agency agreement, the transfer agent maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund distributes dividends and distributions payable by the fund and produces statements with respect to account activity for the fund and its shareholders. For these services, the transfer agent receives fees from the fund computed on the basis of the number of shareholder accounts that the transfer agent maintains for the fund during the month and is reimbursed for out-of-pocket expenses.


   PFPC Global Fund Services ("PFPC" or "sub-transfer agent"), located at Exchange Place, Boston, Massachusetts 02109, serves as the fund's sub-transfer agent. Under the transfer agency agreement, the sub-transfer agent maintains the shareholder account records for the fund, handles certain communications between shareholders and the trust and distributes dividends and distributions payable by the fund. For these services, the sub-transfer agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the fund during the month, and is reimbursed for out-of-pocket expenses.


   The fund has also engaged the services of Primerica Shareholder Services as a sub-transfer agent for PFS Accounts ("Primerica Shareholder Services" or "sub-transfer agent"). Primerica Shareholders Services is located at P.O. Box 9662, Providence, RI 02940-9662.

   Code of Ethics. Pursuant to Rule 17j-1 of the 1940 Act, the fund, its investment adviser and principal underwriter has adopted a code of ethics that permits personnel to invest in securities for their own accounts, including securities that may be purchased or held by the fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the code and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee's position of trust and responsibility. A copy of the fund's Code of Ethics is on file with the SEC.

Distributor


   SSB, located at 388 Greenwich Street, New York, New York 10013 and PFS Distributors serve as the fund's co-distributors, pursuant to a written agreement dated June 5, 2000, (the "Distribution Agreement") which was last approved by the fund's board of directors, including a majority of the independent directors on July 18, 2001. Prior to and up to June 5, 2000, CFBDS, Inc. served as the fund's distributor.

   Each distributor may be deemed to be an underwriter for purposes of the Securities Act of 1933 (the "1933 Act"). From time to time, each distributor, or its affiliates may also pay for certain non-cash sales incentives provided to PFS Investments Registered Representatives. Such incentives do not have any effect on the net amount invested. In addition to the reallowances from the applicable public offering price described above, PFS Distributors may, from time to time, pay or allow additional reallowances or promotional incentives, in the form of cash or other compensation to PFS Investments Registered Representatives that sell shares of the fund.


   The distributor has entered into a selling agreement with PFS Distributors and PFS Distributors has entered into an agreement with PFS Investments Inc. ("PFS Investments") PFS Investments giving PFSI the right to sell shares of the fund on behalf of the distributor. The distributor's obligation is an agency or "best efforts" arrangement under which the distributor is required to take and pay only for such shares of the fund as may be sold to the public. The distributor is not obligated to sell any stated number of shares. The Distribution Agreement is renewable from year to year if approved (a) by the directors or by a vote of a majority of the fund's outstanding voting securities, and (b) by the affirmative vote of a majority of directors who are not parties to the Distribution Agreement or interested persons of any party by votes cast in person at a meeting called for such purpose. The Distribution Agreement provides that it will terminate if assigned, and that either party may terminate it without penalty on 60 days' written notice.


   For the fiscal year ended December 31, 1999 the aggregate dollar amount of commissions on Class A shares was $2,256,000, of which $2,030,400 was paid to SSB. For the fiscal year ended December 31, 2000 the aggregate dollar amount of commissions on Class A shares was $2,183,000, a portion of which was paid to SSB and CFBDS. For the period ended December 31, 2000, the aggregate dollar amount of commission paid to PFS Investments was $2,104,177. For the fiscal year ended December 31, 2001 the aggregate dollar amount of commissions on Class A shares was $5,624,000, which was paid to SSB. For the period ended December 31, 2001, the aggregate dollar amount of commission paid to PFS was $2,168,125.

   For the fiscal year ended December 31, 1999 the aggregate dollar amount of commissions on Class L shares was $641,000, of which $576,900 was paid to SSB. For the fiscal year ended December 31, 2000 the aggregate dollar amount of commissions on Class L shares was $561,000, a portion of which was paid to SSB and CFBDS. For the fiscal year ended December 31, 2001 the aggregate dollar amount of commissions on Class L shares was $730,000, which was paid to SSB.

   For the years ended December 31, 1999, 2000 and 2001, SSB or its predecessor received from shareholders $6,000, $27,000 and $0, respectively, in deferred sales charges on the redemption of Class A shares.


   For the years ended December 31, 1999, 2000 and 2001, SSB or its predecessor received from shareholders $1,155,000, $1,408,000 and $1,350,000, respectively, in deferred sales charges on the redemption of Class B shares. For the years ended December 31, 1999, 2000 and 2001, PFS received from shareholders $343,349, $603,508 and $580,170, respectively, in deferred sales charges on the redemption of Class B shares.


   For the years ended December 31, 1999, 2000 and 2001, SSB or its predecessor received from shareholders $44,000, $55,000 and $46,000, respectively, in deferred sales charges on the redemption of Class L shares.

   When the investor makes payment before the settlement date, unless otherwise noted by the investor, the funds will be held as a free credit balance in the investor's brokerage account and SSB may benefit from the temporary use of the funds. The fund's board of directors has been advised of the benefits to SSB resulting from these settlement procedures and will take such benefits into consideration when reviewing the Investment Advisory and Distribution Agreements for continuance.

   Distribution Arrangements. To compensate SSB for the services it provides and for the expense it bears, the fund has adopted a services and distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the fund pays SSB a service fee, accrued daily and paid monthly, calculated at the annual rate of 0.25% of the value of the fund's average daily net assets attributable to the Class A, Class B and Class L shares. In addition, the fund pays SSB a distribution fee with respect to the Class B and Class L shares primarily intended to compensate SSB for its initial expense of paying financial consultants a commission upon sales of those shares. The Class B and Class L distribution fee is calculated at the annual rate of 0.75% of the value of the fund's average daily net assets attributable to the shares of the respective class.

   The only classes of shares being offered for sale through PFS Distributors is Class A shares and Class B shares. Pursuant to the Plan (described above), PFS Distributors is paid an annual service fee with respect to Class A and Class B shares of the fund sold through PFS Distributors at the annual rate of 0.25% of the average daily net assets of the respective class. PFS Distributors is also paid an annual distribution fee with respect to Class B shares at the annual rate of 0.75% of the average daily net assets attributable to that Class. Class B shares that automatically convert to Class A shares eight years after the date of original purchase will no longer be subject to a distribution fee. The fees are paid to PFS Distributors, which in turn, pays PFS Investments to pay its PFS Investments Registered Representatives for servicing shareholder accounts and, in the case of Class B shares, to cover expenses primarily intended to result in the sale of those shares. These expenses include: advertising expenses; the cost of printing and mailing prospectuses to potential investors; payments to and expenses of PFS Investments Registered Representatives and other persons who provide support services in connection with the distribution of shares; interest and/or carrying charges; and indirect and overhead costs of PFS Investments associated with the sale of fund shares, including lease, utility, communications and sales promotion expenses.

   The payments to PFS Investments Registered Representatives for selling shares of a class include a commission or fee paid by the investor or PFS Distributors at the time of sale and, with respect to Class A and Class B shares, a continuing fee for servicing shareholder accounts for as long as a shareholder remains a holder of that class. PFS Investments Registered Representatives may receive different levels of compensation for selling different classes of shares.

   PFS Investments may be deemed to be an underwriter for purposes of the 1933 Act. From time to time, PFS Distributors or its affiliates may also pay for certain non-cash sales incentives provided to PFS Investments Registered Representatives. Such incentives do not have any effect on the net amount invested. In addition to the reallowances from the applicable public offering price described above, PFS Distributors may from time to time, pay or allow additional reallowances or promotional incentives, in the form of cash or other compensation to PFS Investments Registered Representatives who sell shares of the fund.

   The following service and distribution fees were incurred during the years indicated:

                            DISTRIBUTION PLAN FEES

                                          Year Ended  Year Ended  Year Ended
                                           12/31/01    12/31/00    12/31/99
                                          ----------- ----------- -----------
  Class A................................ $ 7,893,629 $ 8,061,004 $ 7,794,943
  Class B................................  11,426,291  14,809,610  16,816,917
  Class L................................   2,184,905   1,725,203   1,229,475

   SSB and/or PFS Distributors incurred distribution expenses for advertising, printing and mailing prospectuses, support services and overhead expenses, to SSB Financial Consultants or PFS Investments Registered Representatives and for accruals for interest on the excess of SSB and/or PFS expenses incurred in the distribution of the fund's shares over the sum of the distribution fees and deferred sales charge received by SSB and/or PFSDI are expressed in the following table:

                                Financial
                                Consultant    Branch   Advertising Printing Interest
Fiscal Year Ended December 31: Compensation  Expenses   Expenses   Expenses Expenses
------------------------------ ------------ ---------- ----------- -------- --------
2001.......................... $13,629,501  $8,265,675 $1,580,803  $61,413  $398,894


   Under its terms, the Plan continues from year to year, provided such continuance is approved annually by vote of the fund's board of directors, including a majority of the Independent Directors. The Plan may not be amended to increase the amount of the service and distribution fees without shareholder approval, and all amendments of the Plan also must be approved by the directors and independent directors in the manner described above. The Plan may be terminated with respect to a class of the fund at any time, without penalty, by vote of a majority of the independent directors or by vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the class. Pursuant to the Plan, SSB and PFS Distributors will provide the fund's board of directors with periodic reports of amounts expended under the Plan and the purpose for which such expenditures were made.


                            PORTFOLIO TRANSACTIONS

   Decisions to buy and sell securities for the fund are made by the manager, subject to the overall review of the fund's board of directors. Although investment decisions for the fund are made independently from those of the other accounts managed by the manager, investments of the type the fund may make also may be made by those other accounts. When the fund and one or more other accounts managed by the manager are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the manager to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the fund or the size of the position obtained or disposed of by the fund.

   Allocation of transactions on behalf of the fund, including their frequency, to various dealers is determined by the manager in its best judgment and in a manner deemed fair and reasonable to the fund's shareholders. The primary considerations of the manager in allocating transactions are availability of the desired security and the prompt execution of orders in an effective manner at the most favorable prices. Subject to these considerations, dealers that provide supplemental investment research and statistical or other services to the manager may receive orders for portfolio transactions by the fund. Information so received is in addition to, and not in lieu of, services required to be performed by the manager, and the fees of the manager are not reduced as a consequence of their receipt of the supplemental information. The information may be useful to the manager in serving both the fund and other clients, and conversely, supplemental information obtained by the placement of business of other clients may be useful to the manager in carrying out its obligations to the fund.

   In selecting brokers or dealers to execute securities transactions on behalf of the fund, the manager seeks the best overall terms available. In assessing the best overall terms available for any transaction, the manager will consider the factors the adviser deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, the Investment Advisory Agreement authorizes the manager, in selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the fund, the other portfolios and/or other accounts over which the manager or its affiliates exercise investment discretion. The fees under the Investment Advisory Agreement and/or administration agreements between the fund and the manager and/or administrator, respectively, are not reduced by reason of their receiving such brokerage and research services. The fund's board of directors, in its discretion, may authorize the manager to cause the fund to pay a broker that provides such brokerage and research services a brokerage commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of such brokerage and research services. The fund's board of directors periodically will review the commissions paid by the portfolios to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits inuring to the fund.

   For the fiscal year ended December 31, 2001, the following table sets forth certain information regarding the fund's payment of brokerage commissions and brokerage transactions to brokers because of research services provided:

                                     Amount of Transactions
                    Total Brokerage  Involving Commissions
                    Commissions Paid    Paid to Brokers
                    ---------------- ----------------------
                        $713,675          $330,169,169

   The fund will not purchase securities during the existence of any underwriting or selling group relating to the securities, of which the manager is a member, except to the extent permitted by the SEC. Under certain circumstances, the fund may be at a disadvantage because of this limitation in comparison with other funds that have similar investment objectives but that are not subject to a similar limitation.

   The fund has paid the following in brokerage commissions for portfolio transactions:

                                                           Fiscal Year Fiscal Year Fiscal Year
                                                              Ended       Ended       Ended
                                                            12/31/01    12/31/00    12/31/99
                                                           ----------- ----------- -----------
Total Brokerage Commissions............................... $6,614,334  $6,002,963  $6,282,169
Total Brokerage Commissions paid to SSB and its affiliates $  196,493  $  328,961  $  289,442
% of Total Brokerage Commissions paid to SSB
  and its affiliates......................................       2.97%       5.48%       4.61%
% of Total Transactions involving Commissions paid to SSB
  and its affiliates......................................       3.29%       4.99%       3.67%

   Portfolio securities transactions on behalf of the fund are placed by the manager with a number of brokers and dealers, including SSB. SSB has advised the fund that in transactions with the fund, SSB charges a commission rate at least as favorable as the rate SSB charges its comparable unaffiliated customers in similar transactions.

                              PORTFOLIO TURNOVER

   The fund generally does not engage in short-term trading but intends to purchase securities for long-term capital appreciation. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of portfolio securities. Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation. For the fiscal years ended December 31, 2001 and 2000, the fund's portfolio turnover rate was 62% and 61%, respectively.

   Future portfolio turnover rates may vary greatly from year to year as well as within a particular year and may be affected by cash requirements for redemptions of the fund's shares. Portfolio turnover rates will largely depend on the level of purchases and redemptions of fund shares. Higher portfolio turnover rates can result in corresponding increases in brokerage commissions. In addition, to the extent the fund realizes net short-term capital gains as the result of more portfolio transactions, distributions of such gains would be taxable to shareholders as ordinary income.

                              PURCHASE OF SHARES

Sales Charge Alternatives


   The following classes of shares are available for purchase. See the prospectus for a discussion of factors to consider in selecting which Class of shares to purchase.


   Class A Shares. Class A shares are sold to investors at the public offering price, which is the net asset value plus an initial sales charge as follows:


                                                                 Dealers'
                       Sales Charge as a Sales Charge as a % Reallowance as %
  Amount of Investment % of Transaction  of Amount Invested  of Offering Price
  -------------------- ----------------- ------------------- -----------------
   Less than $25,000..       5.00               5.26               4.50
   $ 25,000--49,999...       4.25               4.44               3.83
   50,000--99,999.....       3.75               3.90               3.38
   100,000--249,999...       3.25               3.36               2.93
   250,000--499,999...       2.75               2.83               2.48
   500,000--999,000...       2.00               2.04               1.80
   1,000,000 or more..          0                  0            up to 1.00


   Purchases of Class A shares of $1,000,000 or more will be made at net asset value without any initial sales charge, but will be subject to a deferred sales charge of 1.00% on redemptions made within 12 months of purchase. The deferred sales charge on Class A shares is payable to SSB, which compensates SSB Financial Consultants and other dealers whose clients make purchases of $1,000,000 or more. The deferred sales charge is waived in the same circumstances in which the deferred sales charge applicable to Class B and Class L shares is waived. See "Deferred Sales Charge Provisions" and "Waivers of Deferred Sales Charge."

   Members of the selling group may receive up to 90% of the sales charge and may be deemed to be underwriters of the fund as defined in the 1933 Act. The reduced sales charges shown above apply to the aggregate of purchases of Class A shares of the fund made at one time by "any person," which includes an individual and his or her immediate family, or a trustee or other fiduciary of a single trust estate or single fiduciary account.

   Class B Shares. Class B shares are sold without an initial sales charge but are subject to a deferred sales charge payable upon certain redemptions. See "Deferred Sales Charge Provisions."

   Class L Shares. Class L shares are sold with an initial sales charge of 1.00% (which is equal to 1.01% of the amount invested) and are subject to a deferred sales charge payable upon certain redemptions. See "Deferred Sales Charge Provisions" below. Until June 22, 2003 purchases of Class L shares by investors who were holders of Class C shares of the fund on June 12, 1998 will not be subject to the 1% initial sales charge.

   Class Y Shares. Class Y shares are sold without an initial sales charge or deferred sales charge and are available only to investors investing a minimum of $15,000,000 (except purchases of Class Y shares by Smith Barney Allocation Series Inc., for which there is no minimum purchase amount).

   Class Z Shares. Class Z Shares are sold without an initial sales charge or deferred sales charge and are currently offered exclusively for sale to tax-exempt employee benefit and retirement plans of SSB or any of its affiliates ("Qualified Plans") and to certain unit investment trusts ("UIT") sponsored by SSB or any of its affiliates.

   PFS Investments Accounts. The fund offers two Classes of shares to investors purchasing shares through PFS Investments: Class A shares and Class B shares.

   Initial purchases of shares of the fund must be made through a PFS Investments Registered Representative by completing the appropriate application. The completed application should be forwarded to Primerica Shareholder Services, P.O. Box 9662, Providence, RI 02940-9662. Checks drawn on foreign banks must be payable in U.S. dollars and have the routing number of the U.S. bank encoded on the check. Subsequent investments may be sent directly to Primerica Shareholder Services. In processing applications and investments, the Primerica Shareholder Services acts as agent for the investor and for PFS Investments and also as agent for the distributor, in accordance with the terms of the prospectus. If Primerica Shareholder Services ceases to act as such, a successor company named by the fund will act in the same capacity so long as the account remains open.

   Shares purchased will be held in the shareholder's account by Primerica Shareholder Services. Share certificates are issued only upon a shareholder's written request to Primerica Shareholder Services. A shareholder who has insufficient funds to complete any purchase, will be charged a fee of $30 per returned purchase by Primerica Shareholder Services.

   Investors in Class A and Class B shares may open an account by making an initial investment of at least $1,000 for each account in each Class (except for Systematic Investment Plan accounts), or $250 for an IRA or a Self-Employed Retirement Plan in the fund. Subsequent investments of at least $50 may be made for each Class. For participants in retirement plans qualified under Section 403(b)(7) or Section 401(a) of the Code, the minimum initial investment requirement for Class A and Class B shares and the subsequent investment requirement for each Class in the fund is $25. There are no minimum investment requirements in Class A shares for employees of Citigroup and its subsidiaries, including SSB, Directors or Trustees of any of the Smith Barney mutual funds, and their spouses and children. The fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Purchase orders received by the Transfer Agent or Primerica Shareholder Services prior to the close of regular trading on the NYSE, on any day the fund calculates its net asset value, are priced according to the net asset value determined on that day.

   Upon completion of certain automated systems, initial purchases of fund shares may be made by wire. The minimum investment that can be made by wire is $10,000. Before sending the wire, the PFS Investments Registered Representative must contact Primerica Shareholder Services at (800) 665-8677 to obtain proper wire instructions. Once an account is open, a shareholder may make additional investments by wire. The shareholder should contact Primerica Shareholder Services at (800) 544-5445 to obtain proper wire instructions.

   Upon completion of certain automated systems, shareholders who establish telephone transaction authority on their account and supply bank account information will be able to make additions to their accounts at any time. Shareholders should contact Primerica Shareholder Services at (800) 544-5445 between 8:00 a.m. and 8:00 p.m. Eastern Standard Time any day that the NYSE is open. If a shareholder does not wish to allow telephone subsequent investments by any person in his account, he should decline the telephone transaction option on the account application. The minimum telephone subsequent investment is $250 and can be up to a maximum of $10,000. By requesting a subsequent purchase by telephone, you authorize Primerica Shareholder Services to transfer funds from the bank account provided for the amount of the purchase. Primerica Shareholder Services will charge a shareholder who has insufficient funds to complete the transfer a fee of up to $30. A shareholder who places a stop payment on a transfer or the transfer is returned because the account has been closed, will also be charged a fee of up to $30 by Primerica Shareholder Services. Subsequent investments by telephone may not be available if the shareholder cannot reach Primerica Shareholder Services whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the fund's regular subsequent investment procedure described above.

   PFS Distributors may pay its Registered Representatives an amount equal to 0.40% of the amount invested if the purchase represents redemption proceeds from an investment company distributed by an entity other than PFS Investments. In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase would qualify for the elimination of the sales charge.


   In addition, Class A shares of the fund may be purchased at net asset value by the PFS Primerica Corporation Savings and Retirement Plan (the ''Primerica Plan'') for its participants, subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended (''ERISA''). Class A shares so purchased are purchased for investment purposes and may not be resold except by redemption or repurchase by or on behalf of the Primerica Plan. Class A shares are also offered at net asset value to accounts opened for shareholders by PFS Investments Registered Representatives where the amounts invested represent the redemption proceeds from investment companies distributed by an entity other than PFS Distributors, if such redemption has occurred no more than 60 days prior to the purchase of shares of the fund, and the shareholder paid an initial sales charge and was not subject to a deferred sales charge on the redeemed account. Class A shares are offered at net asset value to such persons because of anticipated economies in sales efforts and sales related expenses. The fund may terminate, or amend the terms of, offering shares of the fund at net asset value to such persons at any time. PFS Distributors may pay PFS Investments Registered Representatives, through whom purchases are made at net asset value, an amount equal to 0.40% of the amount invested if the purchase represents redemption proceeds from an investment company distributed by an entity other than PFS Distributors. Contact Primerica Shareholder Services at (800) 544-5445 for further information and appropriate forms.


   An account transcript is available at a shareholder's request, which identifies every financial transaction in an account since it has opened. To defray administrative expenses involved with providing multiple years worth of information, there is a $15 charge for each Account Transcript requested. Additional copies of tax forms are available at the shareholder's request. A $10 fee for each tax form will be assessed.

   Additional information regarding Primerica Shareholder Services may be obtained by contacting the Client Services Department at (800) 544-5445.

General


   Investors may purchase shares from a Service Agent. In addition, certain investors, including qualified retirement plans purchasing through certain Service Agents, may purchase shares directly from the fund. When purchasing shares of the fund, investors must specify whether the purchase is for Class A, Class B, Class L or Class Y shares. Service Agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at a sub-transfer agent are not subject to a maintenance fee.



   Investors in Class A, Class B and Class L shares may open an account in the fund by making an initial investment of at least $1,000 for each account, or $250 for an individual retirement account ("IRA") or a Self-Employed Retirement Plan, in the fund. Investors in Class Y shares may open an account by making an initial investment of $15,000,000. Subsequent investments of at least $50 may be made for all Classes. For participants in retirement plans qualified under
Section 403(b)(7) or Section 401(c) of the Internal Revenue Code of 1986, as amended (the "Code"), the minimum initial investment required for Class A, Class B and Class L shares and the subsequent investment requirement for all Classes in the fund is $25. For shareholders purchasing shares of the fund through the Systematic Investment Plan on a monthly basis, the minimum initial investment requirement for Class A, Class B and Class L shares and subsequent investment requirement for all Classes is $25. For shareholders purchasing shares of the fund through the Systematic Investment Plan on a quarterly basis, the minimum initial investment required for Class A, Class B and Class L shares and the subsequent investment requirement for all Classes is $50. There are no minimum investment requirements for Class A shares for employees of Citigroup and its subsidiaries, including SSB, unitholders who invest distributions from a UIT sponsored by SSB, and directors/trustees of any of the Smith Barney mutual funds, and their spouses and children. The fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. A sub-transfer agent will hold shares purchased in the shareholder's account. Share certificates are issued only upon a shareholder's written request to the sub-transfer agent.


   Purchases of the fund's Class Z shares must be made in accordance with the terms of a Qualified Plan or a SSB UIT. There are no minimum investment requirements for Class Z shares; however the fund reserves the right to vary this policy at any time. Shareholders acquiring Class Z shares through a Qualified Plan or a SSB UIT should consult the terms of their respective plans for redemption provisions.

   Minimum Account Size. The fund reserves the right to liquidate involuntarily any shareholder's account in the fund if the aggregate net asset value of the shares held in the fund account is less than $500. (If a shareholder has more than one account in the fund, each account must satisfy the minimum account size.) The fund, however, will not redeem shares based solely on market reductions in net asset value. Before the fund exercises such right, shareholders will receive written notice and will be permitted 60 days to bring accounts up to the minimum to avoid involuntary liquidation.

   Purchase orders received by the fund or a Service Agent prior to the close of regular trading on the NYSE, on any day the fund calculates its net asset value, are priced according to the net asset value determined on that day (the "trade date"). Orders received by a Service Agent prior to the close of regular trading on the NYSE on any day the fund calculates its net asset value, are priced according to the net asset value determined on that day, provided the order is received by the fund or the fund's agent prior to its close of business. For shares purchased through SSB or a Service Agent purchasing through SSB, payment for shares of the fund is due on the third business day after the trade date. In all other cases, payment must be made with the purchase order.

   Systematic Investment Plan. Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, SSB or the sub-transfer agent is authorized through preauthorized transfers of at least $25 on a monthly basis or at least $50 on a quarterly basis to charge the shareholder's account held with a bank or other financial institution on a monthly or quarterly basis as indicated by the shareholder, to provide for systematic additions to the shareholder's fund account. SSB or the sub-transfer agent will charge a shareholder who has insufficient funds to complete the transfer a fee of up to $25. The Systematic Investment Plan also authorizes SSB to apply cash held in the shareholder's SSB brokerage account or redeem the shareholder's shares of a Smith Barney money market fund to make additions to the account. Additional information is available from the fund or a Service Agent.

Sales Charge Waivers and Reductions

   Initial Sales Charge Waivers. Purchases of Class A shares may be made at net asset value without a sales charge in the following circumstances: (a) sales to (i) board members and employees of Citigroup and its subsidiaries and any Citigroup affiliated funds including the Smith Barney mutual funds (including retired board members and employees); the immediate families of such persons (including the surviving spouse of a deceased board member or employee); and to a pension, profit-sharing or other benefit plan for such persons and (ii) employees of members of the National Association of Securities Dealers, Inc., provided such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase; (b) offers of Class A shares to any other investment company to effect the combination of such company with the fund by merger, acquisition of assets or otherwise; (c) purchases of Class A shares by any client of a newly employed Service Agent (for a period up to 90 days from the commencement of the Service Agent's employment with SSB), on the condition the purchase of Class A shares is made with the proceeds of the redemption of shares of a mutual fund which (i) was sponsored by the Service Agent's prior employer, (ii) was sold to the client by the Service Agent and (iii) was subject to a sales charge; (d) purchases by shareholders who have redeemed Class A shares in the fund (or Class A shares of another Smith Barney mutual fund that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the fund, provided the reinvestment is made within 60 calendar days of the redemption; (e) purchases by accounts managed by registered investment advisory subsidiaries of Citigroup; (f) direct rollovers by plan participants of distributions from a 401(k) plan offered to employees of Citigroup or its subsidiaries or a 401(k) plan enrolled in the Smith Barney 401(k) Program (Note: subsequent investments will be subject to the applicable sales charge); (g) purchases by a separate account used to fund certain unregistered variable annuity contracts; (h) investments of distributions from or proceeds from a sale of a UIT sponsored by SSB; (i) purchases by investors participating in a SSB fee-based arrangement; and (j) purchases of Class A shares by Section 403(b) or Section 401(a) or (k) accounts associated with Citistreet Retirement Programs. In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase would qualify for the elimination of the sales charge.

   Right of Accumulation. Class A shares of the fund may be purchased by "any person" (as defined above) at a reduced sales charge or at net asset value determined by aggregating the dollar amount of the new purchase and the total net asset value of all Class A shares of the fund and of other Smith Barney mutual funds that are offered with a sales charge as currently listed under "Exchange Privilege" then held by such person and applying the sales charge applicable to such aggregate. In order to obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

   Letter of Intent--Class A Shares. A Letter of Intent for an amount of $25,000 or more provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13 month period, provided the investor refers to such Letter when placing orders. For purposes of a Letter of Intent, the "Amount of Investment" as referred to in the preceding sales charge table includes (i) all Class A shares of the fund and other Smith Barney mutual funds offered with a sales charge acquired during the term of the letter plus
(ii) the value of all Class A shares previously purchased and still owned. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. The term of the Letter will commence upon the date the Letter is signed, or at the options of the investor, up to 90 days before such date. Please contact a Service Agent or the transfer agent to obtain a Letter of Intent application.

   Letter of Intent--Class Y Shares. A Letter of Intent may also be used as a way for investors to meet the minimum investment requirement for Class Y shares (except purchases of Class Y shares by Smith Barney Allocation Series Inc., for which there is no minimum purchase amount). Such investors must make an initial minimum purchase of $5,000,000 in Class Y shares of the fund and agree to purchase a total of $15,000,000 of Class Y shares of the fund within 13 months from the date of the Letter. If a total investment of $15,000,000 is not made within the 13-month period, all Class Y shares purchased to date will be transferred to Class A shares, where they will be subject to all fees (including a service fee of 0.25%) and expenses applicable to the fund's Class A shares, which may include a deferred sales charge of 1.00%. Please contact a Service Agent or the transfer agent for further information.

Deferred Sales Charge Provisions

   "Deferred sales charge shares" are: (a) Class B shares; (b) Class L shares; and (c) Class A shares that were purchased without an initial sales charge but are subject to a deferred sales charge. A deferred sales charge may be imposed on certain redemptions of these shares.


   Any applicable deferred sales charge will be assessed on an amount equal to the lesser of the original cost of the shares being redeemed or their net asset value at the time of redemption. Deferred sales charge shares that are redeemed will not be subject to a deferred sales charge to the extent that the value of such shares represents: (a) capital appreciation of fund assets; (b) reinvestment of dividends or capital gain distributions; (c) with respect to

Class B shares, shares redeemed more than five years after their purchase; or
(d) with respect to Class L shares and Class A shares that are deferred sales charge shares, shares redeemed more than 12 months after their purchase.


   Class L shares and Class A shares that are deferred sales charge shares are subject to a 1.00% charge if redeemed within 12 months of purchase. In circumstances in which the deferred sales charge is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding SSB statement month. The following table sets forth the rates of the charge for redemptions of Class B shares by shareholders, except in the case of Class B shares held under the Salomon Smith Barney Retirement Program, as described below. See "Salomon Smith Barney Retirement Programs."


                                                       Deferred Sales
              Year Since Purchase Payment Was Made         Charge
              ------------------------------------     --------------
          First.......................................      5.00%
          Second......................................      4.00
          Third.......................................      3.00
          Fourth......................................      2.00
          Fifth.......................................      1.00
          Sixth through eighth........................      0.00

   Class B shares will convert automatically to Class A shares eight years after the date on which they were purchased and thereafter will no longer be subject to any distribution fees. There will also be converted at that time such proportion of Class B Dividend Shares owned by the shareholders as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B Dividend Shares) owned by the shareholder.

   In determining the applicability of any deferred sales charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions and finally of other shares held by the shareholder for the longest period of time. The length of time that deferred sales charge shares acquired through an exchange have been held will be calculated from the date the shares exchanged were initially acquired in one of the other Smith Barney mutual funds, and fund shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gain distribution reinvestments in such other funds. For Federal income tax purposes, the amount of the deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any deferred sales charge will be paid to SSB.

   To provide an example, assume an investor purchased 100 Class B shares of the fund at $10 per share for a cost of $1,000. Subsequently, the investor acquired 5 additional shares of the fund through dividend reinvestment. During the fifteenth month after the purchase, the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The deferred sales charge would not be applied to the amount which represents appreciation ($200) and the value of the reinvested dividend shares ($60). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4.00% (the applicable rate for Class B shares) for a total deferred sales charge of $9.60.

Waivers of Deferred Sales Charge

   The deferred sales charge will be waived on: (a) exchanges (see "Exchange Privilege"); (b) automatic cash withdrawals in amounts equal to or less than 1.00% per month of the value of the shareholder's shares at the time the withdrawal plan commences (see "Automatic Cash Withdrawal Plan") (but, automatic cash withdrawals in amounts equal to or less than 2.00% per month of the value of the shareholder's shares will be permitted for withdrawal plans established prior to November 7, 1994); (c) redemptions of shares within 12 months following the death or disability of the shareholder;
(d) redemptions of shares made in connection with qualified distributions from retirement plans or IRAs upon the attainment of age 591/2; (e) involuntary redemptions; and (f) redemptions of shares to effect a combination of the fund with any investment company by merger, acquisition of assets or otherwise. In addition, a shareholder who has redeemed shares from other Smith Barney mutual funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any deferred sales charge imposed on the prior redemption.

   Deferred sales charge waivers will be granted subject to confirmation (by SSB in the case of shareholders who are also SSB clients or by the transfer agent in the case of all other shareholders) of the shareholder's status or holdings, as the case may be.

Salomon Smith Barney Retirement Programs

   You may be eligible to participate in a retirement program sponsored by SSB or one of its affiliates. The fund offers Class A and Class L shares at net asset value to participating plans under the programs. You can meet minimum investment and exchange amounts, if any, by combining the plan's investments in any of the Smith Barney mutual funds.

   There are no sales charges when you buy or sell shares and the class of shares you may purchase depends on the amount of your initial investment and/or the date your account is opened. Once a class of shares is chosen, all additional purchases must be of the same class.

   For plans opened on or after March 1, 2000 that are not plans for which Paychex Inc. or an affiliate provides administrative services (a "Paychex Plan"), Class A shares may be purchased regardless of the amount invested.

   For plans opened prior to March 1, 2000 and for Paychex Plans, the class of shares you may purchase depends on the amount of your initial investment:

   Class A Shares. Class A shares may be purchased by plans investing at least $1 million.

   Class L Shares. Class L shares may be purchased by plans investing less than $1 million. Class L shares are eligible to exchange into Class A shares not later than 8 years after the plan joined the program. They are eligible for exchange in the following circumstances:

   If the plan was opened on or after June 21, 1996 and a total of $1 million is invested in Smith Barney Funds Class L shares (other than money market funds), all Class L shares are eligible for exchange after the plan is in the program for 5 years.

   If the plan was opened before June 21, 1996 and a total of $500,000 is invested in Smith Barney Funds Class L shares (other than money market funds) on December 31 in any year, all Class L shares are eligible for exchange on or about March 31 of the following year.

   For more information, call your Service Agent or the transfer agent.

   Retirement Programs Opened On or After June 21, 1996. If, at the end of the fifth year after the date the participating plan enrolled in the Smith Barney 401(k) Program or the ExecChoice(TM) Program, a participating plan's total Class L holdings in all non-money market Smith Barney mutual funds equal at least $1,000,000, the participating plan will be offered the opportunity to exchange all of its Class L shares for Class A shares of the fund. (For participating plans that were originally established through a SSB retail brokerage account, the five-year period will be calculated from the date the retail brokerage account was opened.) Such participating plans will be notified of the pending exchange in writing within 30 days after the fifth anniversary of the enrollment date and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the 90th day after the fifth anniversary date. If the participating plan does not qualify for the five-year exchange to Class A shares, a review of the participating plan's holdings will be performed each quarter until either the participating plan qualifies or the end of the eighth year.


   Retirement Programs Opened Prior to June 21, 1996. In any year after the date a participating plan enrolled in the Smith Barney 401(k) Program, if a participating plan's total Class L holdings in all non-money market Smith Barney mutual funds equal at least $500,000 as of the calendar year-end, the participating plan will be offered the opportunity to exchange all of its Class L shares for Class A shares of the fund. Such participating plans will be notified in writing within 30 days after the last business day of the calendar year and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the last business day of the following March.



   Any participating plan in the Smith Barney 401(k) or the ExecChoice(TM) Program, whether opened before or after June 21, 1996, that has not previously qualified for an exchange into Class A shares will be offered the opportunity to exchange all of its Class L shares for Class A shares of the fund, regardless of asset size, at the end of the eighth year after the date the participating plan enrolled in the Smith Barney 401(k) Program or ExecChoice(TM) Program. Such participating plans will be notified of the pending exchange in writing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once an exchange has occurred, a participating plan will not be eligible to acquire additional Class L shares, but instead may acquire Class A shares of the same fund. Any Class L shares not converted will continue to be subject to the distribution fee.


   Participating plans wishing to acquire shares of the fund through the Smith Barney 401(k) Program or the Smith Barney ExecChoice(TM) Program must purchase such shares directly from the transfer agent. For further information regarding these Programs, investors should contact a Service Agent.


   Retirement Programs Investing in Class B Shares. Class B shares of the fund are not available for purchase by participating plans opened on or after June 21, 1996, but may continue to be purchased by any participating plan in the Smith Barney 401(k) Program opened prior to such date and originally investing in such Class. Class B shares acquired are subject to a deferred sales charge of 3.00% of redemption proceeds if the participating plan terminates within eight years of the date the participating plan first enrolled in the Smith Barney 401(k) Program.



   At the end of the eighth year after the date the participating plan enrolled in the Smith Barney 401(k) Program, the participating plan will be offered the opportunity to exchange all of its Class B shares for Class A shares of the same fund. Such participating plan will be notified of the pending exchange in writing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once the exchange has occurred, a participating plan will not be eligible to acquire additional Class B shares, but instead may acquire Class A shares of the same fund. If the participating plan elects not to exchange all of its Class B shares at that time, each Class B share held by the participating plan will have the same conversion feature as Class B shares held by other investors. See "Purchase of Shares--Deferred Sales Charge Alternatives."


   No deferred sales charge is imposed on redemptions of Class B shares to the extent that the net asset value of the shares redeemed does not exceed the current net asset value of the shares purchased through reinvestment of dividends or capital gain distributions, plus the current net asset value of Class B shares purchased more than eight years prior to the redemption, plus increases in the net asset value of the shareholder's Class B shares above the purchase payments made during the preceding eight years. Whether or not the deferred sales charge applies to the redemption by a participating plan depends on the number of years since the participating plan first became enrolled in the Salomon Smith Barney 401(k) Program, unlike the applicability of the deferred sales charge to redemptions by other shareholders, which depends on the number of years since those shareholders made the purchase payment from which the amount is being redeemed.

   The deferred sales charge will be waived on redemptions of Class B shares in connection with lump-sum or other distributions made by a participating plan as a result of (a) the retirement of an employee in the participating plan; (b) the termination of employment of an employee in the participating plan; (c) the death or disability of an employee in the participating plan; (d) the attainment of age 591/2 by an employee in the participating plan; (e) hardship of an employee in the participating plan to the extent permitted under Section 401(k) of the Code; or (f) redemptions of shares in connection with a loan made by the participating plan to an employee.

Determination of Public Offering Price


   The fund offers its shares to the public on a continuous basis. The public offering price for a Class A and Class Y share of the fund is equal to the net asset value per share at the time of purchase, plus for Class A shares an initial sales charge based on the aggregate amount of the investment. The public offering price for a Class B share, Class L share (and Class A share purchases, including applicable rights of accumulation, equaling or exceeding $500,000) is equal to the net asset value per share at the time of purchase and no sales charge is imposed at the time of purchase. A deferred sales charge, however, is imposed on certain redemptions of Class B and Class L shares, and Class A shares when purchased in amounts exceeding $500,000. The method of computation of the public offering price is shown in the fund's financial statements, incorporated by reference in their entirety into this SAI.


                             REDEMPTION OF SHARES

   The right of redemption of shares of the fund may be suspended or the date of payment postponed (a) for any periods during which the NYSE is closed (other than for customary weekend and holiday closings), (b) when trading in the markets the fund normally utilizes is restricted, or an emergency exists, as determined by the SEC, so that disposal of the fund's investments or determination of its net asset value is not reasonably practicable or (c) for any other periods as the SEC by order may permit for the protection of the fund's shareholders.

   If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to the sub-transfer agent together with the redemption request. Any signature appearing on a share certificate, stock power or written redemption request in excess of $50,000 must be guaranteed by an eligible guarantor institution such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $50,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 15-day period or the redemption proceeds are to be sent to an address other than the address of record. Unless otherwise directed, redemption proceeds will be mailed to an investor's address of record. The transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, directors or guardians. A redemption request will not be deemed properly received until the transfer agent receives all required documents in proper form.

   If a shareholder holds shares in more than one Class, any request for redemption must specify the Class being redeemed. In the event of a failure to specify which Class, or if the investor owns fewer shares of the Class than specified, the redemption request will be delayed until the transfer agent receives further instructions from SSB, or if the shareholder's account is not with SSB, from the shareholder directly. The redemption proceeds will be remitted on or before the third business day following receipt of proper tender, except on any days on which the NYSE is closed or as permitted under the 1940 Act, in extraordinary circumstances. Generally, if the redemption proceeds are remitted to a SSB brokerage account, these funds will not be invested for the shareholder's benefit without specific instruction and SSB will benefit from the use of temporarily uninvested funds. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to fifteen days or more.

   Qualified Plans may redeem Class Z shares on any day the fund calculates its net asset value.

Distribution in Kind


   If the board of directors of the fund determines that it would be detrimental to the best interests of the remaining shareholders to make a redemption payment wholly in cash, the fund may pay, in accordance with SEC rules, any portion of a redemption in excess of the lesser of $250,000 or 1.00% of the fund's net assets by a distribution in kind of portfolio securities in lieu of cash. Shareholders may incur brokerage commissions when they subsequently sell those securities.


PFS Investments Accounts

   Shareholders may redeem for cash some or all of their shares of the fund at any time by sending a written request in proper form directly to the sub-transfer agent, Primerica Shareholder Services, at P.O. Box 9662, Providence, RI 02940-9662. If you should have any questions concerning how to redeem your account after reviewing the information below, please contact Primercia Shareholder Services at (800) 544-5445, Spanish-speaking representatives (800) 544-7278 or TDD Line for the Hearing Impaired (800) 824-1721.

   All persons in whose names the shares are registered must sign the request for redemption. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $50,000, or if the proceeds are not paid to the record owner(s) at the record address, if the shareholder(s) has had an address change within 45 days or less of the shareholder's redemption request, or if the shareholder(s) is a corporation, sole proprietor, partnership, trust or fiduciary, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker/dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank.

   Generally, a properly completed redemption form with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. For example, in the case of shareholders holding certificates, the certificates for shares being redeemed must accompany the redemption request. Additional documentary evidence of authority is also required by Primerica Shareholder Services in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator. Additionally, if a shareholder requests redemption from a Retirement Plan account (IRA or SEP), such request must state whether or not federal income tax is to be withheld from the proceeds of the redemption check. Redemption from a 403(b)(7) account requires completion of a special form. Please call Primerica Shareholder Services at (800) 544-5445 between 8:00 a.m. and 8:00 p.m. Eastern Standard Time to obtain the proper forms.

   A shareholder may utilize Primerica Shareholder Services Telephone Redemption service to redeem his or her account as long as they have authorized the telephone redemption option. If a shareholder does not wish to allow telephone redemptions by any person in his account, he should decline the telephone transaction option on the account application. The telephone redemption option can be used only if: (a) the redemption proceeds are to be mailed to the address of record and there has been no change of address of record within the preceding 45 days; (b) the shares to be redeemed are not in certificate form; (c); the person requesting the redemption can provide proper identification information; and (d) the proceeds of the redemption do not exceed $50,000. 403(b)(7) accounts and accounts not registered in the name of an individual(s) are not eligible for the telephone redemption option. Telephone redemption requests can be made by contacting Primerica Shareholder Services at (800) 544-5445 between 8:00 a.m. and 8:00 p.m. Eastern Standard Time any day that the NYSE is open. Telephone redemption may not be available if the shareholder cannot reach Primerica Shareholder Services whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the fund's regular redemption procedure described above.

   Redemption proceeds can be sent by check to the address of record, by wire transfer to a bank account designated on the application or to a bank account designated on the application via the Automated

Clearinghouse (ACH). A shareholder will be charged a $25 service fee for wire transfers and a nominal service fee for transfers made directly to the shareholder's bank by the ACH. Primerica Shareholder Services will process and mail a shareholder's redemption check usually within two to three business days after receiving the redemption request in good order. The shareholder may request the proceeds to be mailed by two-day air express for an $8 fee that will be deducted from the shareholder's account or by one-day air express for a $15 fee that will be deducted from the shareholder's account.

Automatic Cash Withdrawal Plan


   An automatic cash withdrawal plan (the "Withdrawal Plan") is available to shareholders of the fund who own shares of the fund with a value of at least $10,000 and who wish to receive specific amounts of cash monthly or quarterly. Withdrawals of at least $50 may be made under the Withdrawal Plan by redeeming as many shares of the fund as may be necessary to cover the stipulated withdrawal payment. Any applicable deferred sales charge will not be waived on amounts withdrawn by shareholders that exceed 1.00% per month of the value of a shareholder's shares at the time the Withdrawal Plan commences. (With respect to Withdrawal Plans in effect prior to November 7, 1994, any applicable deferred sales charge will be waived on amounts withdrawn that do not exceed 2.00% per month of the value of a shareholder's shares at the time the Withdrawal Plan commences). To the extent withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in the fund, continued withdrawal payments will reduce the shareholder's investment, and may ultimately exhaust it. Withdrawal payments should not be considered as income from investment in the fund. Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in the fund at the same time he or she is participating in the Withdrawal Plan, purchases by such shareholders in amounts of less than $5,000 ordinarily will not be permitted.



   Shareholders of the fund who wish to participate in the Withdrawal Plan and who hold their shares of the fund in certificate form must deposit their share certificates with the sub-transfer agent as agent for Withdrawal Plan members. All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at net asset value in additional shares of the fund involved. A shareholder who purchases shares directly through the sub-transfer agent may continue to do so and applications for participation in the Withdrawal Plan must be received by a sub-transfer agent no later than the eighth day of the month to be eligible for participation beginning with that month's withdrawal. For additional information, shareholders should contact a Service Agent.


Waivers of Deferred Sales Charge

   The deferred sales charge will be waived on: (a) exchanges (see "Exchange Privilege" in the prospectus); (b) automatic cash withdrawals in amounts equal to or less than 1.00% per month of the value of the shareholder's shares at the time the withdrawal plan commences (see "Automatic Cash Withdrawal Plan" in the prospectus) (but, automatic cash withdrawals in amounts equal to or less than 2.00% per month of the value of the shareholder's shares will be permitted for withdrawal plans established prior to November 7, 1994); (c) redemptions of shares within 12 months following the death or disability of the shareholder;
(d) redemptions of shares made in connection with qualified distributions from retirement plans or IRAs upon the attainment of age 591/2 ; (e) involuntary redemptions; and (f) redemptions of shares to effect a combination of the fund with any investment company by merger, acquisition of assets or otherwise. In addition, a shareholder who has redeemed shares from other Smith Barney mutual funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any deferred sales charge imposed on the prior redemption. Deferred sales charge waivers will be granted subject to confirmation (by SSB in the case of shareholders who are also SSB clients or by the transfer agent in the case of all other shareholders) of the shareholder's status or holdings, as the case may be.

Additional Information Regarding Telephone Redemption And Exchange Program

   Neither the fund nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder's name and account number will be required and phone calls may be recorded). The fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days' prior notice to shareholders.

                                 PFS ACCOUNTS

   Initial purchase of shares of the fund must be made through a PFS Investments Registered Representative by completing the appropriate application. The completed application should be forwarded to Primerica Shareholder Services, the sub-transfer agent, with regard to PFS Accounts, P.O. Box 9662, Providence, RI 02940-9662. Checks drawn on foreign banks must be payable in U.S. dollars and have the routing number of the U.S. bank encoded on the check. Subsequent investments may be sent directly to the sub-transfer agent. In processing applications and investments, the transfer agent acts as agent for the investor and for PFS Investments and also as agent for the distributor, in accordance with the terms of the prospectus. If the transfer agent ceases to act as such, a successor company named by the fund will act in the same capacity so long as the account remains open.

   The sub-transfer agent will hold shares purchased in the shareholder's account. Share certificates are issued only upon a shareholder's written request to the sub-transfer agent. A shareholder that has insufficient funds to complete any purchase will be charged a fee of $30 per returned purchase by PFS.

   A shareholder, enrolled in the Systematic Investment Plan, who has insufficient funds to complete a transfer, will be charged a fee of up to $30.00.


   Investors in Class A and Class B shares may open an account by making an initial investment of at least $1,000 for each account in each Class (except for Systematic Investment Plan accounts), or $250 for an IRA or a Self-Employed Retirement Plan the fund. Subsequent investments of at least $50 may be made for each Class. For participants in retirement plans qualified under Section 403(b)(7) or Section 401(a) of the Code, the minimum initial investment requirement for Class A and Class B shares and the subsequent investment requirement for each Class in the fund is $25. For the fund's Systematic Investment Plan, the minimum initial investment requirement for Class A and Class B shares and the subsequent investment requirement for each Class is $25. There are no minimum investment requirements in Class A shares for employees of Citigroup and its subsidiaries, including SSB, directors or trustees of any of the Smith Barney mutual funds, and their spouses and children. The fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Purchase orders received by the transfer agent or sub-transfer agent prior to the close of regular trading on the NYSE, on any day the fund calculates its net asset value, are priced according to the net asset value determined on that day.


   Upon completion of certain automated systems, shareholders who establish telephone transaction authority on their account and supply bank account information may make additions to their accounts at any time. Initial purchases of fund shares may also be made by wire. The minimum investment that can be made by wire is $10,000. Once an account is open, a shareholder may make additional investments by wire. Prior to sending a wire, shareholders should contact the sub-transfer agent at (800) 544-5445 between 8:00 a.m. and 8:00 p.m. Eastern Standard Time any day that the NYSE is open. If a shareholder does not wish to allow telephone subsequent investments by any person in his account, he should decline the telephone transaction option on the account application. The minimum telephone subsequent investment is $250 and can be up to a maximum of $10,000. By requesting a subsequent purchase by telephone, you authorize the sub-transfer agent to transfer funds from the bank account provided for the amount of the purchase. PFS or the sub-transfer agent will charge a shareholder that has insufficient funds to complete the transfer a fee of up to $30. A shareholder who places a stop payment on a transfer or the transfer is returned because the account has been closed, will also be charged a fee of up to $30 by PFS or the sub-transfer agent. Subsequent investments by telephone may not be available if the shareholder cannot reach the sub-transfer agent whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the fund's regular subsequent investment procedure described above.

                              VALUATION OF SHARES


   Each Class's net asset value per share is calculated on each day, Monday through Friday, except days on which the NYSE is closed. The NYSE currently is scheduled to be closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Because of the differences in distribution fees and class-specific expenses, the per share net asset value of each Class may differ. The following is a description of the procedures used by the fund in valuing its assets.


   Securities listed on a national securities exchange will be valued on the basis of the last sale on the date on which the valuation is made or, in the absence of sales, at the mean between the closing bid and asked prices. Over-the-counter securities will be valued at the mean between the closing bid and asked prices on each day, or, if market quotations for those securities are not readily available, at fair value, as determined in good faith by the fund's board of directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the fund's board of directors. Amortized cost involves valuing an instrument at its original cost to the fund and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the effect of fluctuating interest rates on the market value of the instrument. All other securities and other assets of the fund will be valued at fair value as determined in good faith by the fund's board of directors.

   The fund's net asset value per share is determined as of the close of regular trading on the NYSE, on each day that the NYSE is open, by dividing the value of the fund's net assets attributable to each class by the total number of shares of the class outstanding.

   Generally, the fund's investments are valued at market value or, in the absence of a market value with respect to any securities, at fair value as determined by or under the direction of the fund's board of directors. Short-term investments that mature in 60 days or less are valued at amortized cost whenever the fund's board of directors determines that amortized cost is the fair value of those instruments.

                              EXCHANGE PRIVILEGE

   Shareholders of any of the Smith Barney mutual funds may exchange all or part of their shares for shares of the same Class of other Smith Barney mutual funds, on the basis of relative net asset value per share at the time of exchange as follows:

      A. Class A and Class Y shares of the fund may be exchanged without a sales charge for the respective shares of any of the Smith Barney mutual funds.

      B. Class B shares of any fund may be exchanged without a sales charge. Class B shares of the fund exchanged for Class B shares of another Smith Barney mutual fund will be subject to the higher applicable deferred sales charge of the two funds and, for purposes of calculating deferred sales charge rates and conversion periods, will be deemed to have been held since the date the shares being exchanged were deemed to be purchased.

      C. Class L shares of any fund may be exchanged without a sales charge. For purposes of deferred sales charge applicability, Class L shares of the fund exchanged for Class C shares of another Smith Barney Mutual fund will be deemed to have been owned since the date the shares being exchanged were deemed to be purchased.

      D. Holders of Class Z shares should consult their Qualified Plans for information about available exchange options.

   The exchange privilege enables shareholders in any Smith Barney mutual fund to acquire shares of the same Class in a fund with different investment objectives when they believe a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the fund shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. Prospectuses may be obtained from a Service Agent.

   Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and, subject to any applicable deferred sales charge, the proceeds are immediately invested, at a price as described above, in shares of the fund being acquired. SSB reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

   Additional Information Regarding Exchanges. The fund is not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to the fund and its shareholders. Accordingly, if the fund's management in its sole discretion determines that an investor is engaged in excessive trading, the fund, with or without prior notice, may temporarily or permanently terminate the availability to that investor of fund exchanges, or reject in whole or part any purchase or exchange request with respect to such investor's account. Such investors also may be barred from purchases and exchanges involving other funds in the Smith Barney Mutual Fund family. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. The fund may notify an investor of rejection of a purchase or exchange order after the day the order is placed. If an exchange request is rejected, the fund will take no other action with respect to the shares until it receives further instructions from the investor. The fund's policy on excessive trading applies to investors who invest in the fund directly or through Service Agents, but does not apply to any systematic investment plans described in the prospectus.

   During times of drastic economic or market conditions, the fund may suspend the Exchange Privilege temporarily without notice and treat exchange requests based on their separate components--redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the fund's next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.

                               PERFORMANCE DATA

   From time to time the fund may advertise its total return and average annual total return in advertisements and/or other types of sales literature. These figures are computed separately for Class A, Class B, Class L, Class Y and Class Z shares of the fund. These figures are based on historical earnings and are not intended to indicate future performance. Total return is computed for a specified period of time assuming deduction of the maximum sales charge, if any, from the initial amount invested and reinvestment of all income dividends and capital gain distributions on the reinvestment dates at prices calculated as stated in the prospectus, then dividing the value of the investment at the end of the period so calculated by the initial amount invested and subtracting 100%. The standard average annual total return, as prescribed by the SEC is derived from this total return, which provides the ending redeemable value. Such standard total return information may also be accompanied with nonstandard total return information for differing periods computed in the same manner but without annualizing the total return or taking sales charges into account. The fund may also include comparative performance information in advertising or marketing its shares. Such performance information may include data from Lipper Analytical Services, Inc. and other financial publications.


   From time to time, the fund may quote its yield or total return in advertisements or in reports and other communications to shareholders. The fund may include comparative performance information in advertising or marketing the fund's shares. Such performance information may be included in the following industry and financial publications--Barron's, Business Week, CDA Investment Technologies, Inc., Changing Times, Forbes, Fortune, Institutional Investor, Investor's Business Daily, Money, Morningstar Mutual Fund Values, The New York Times, USA Today and The Wall Street Journal. To the extent any advertisement or sales literature of the fund describes the expenses or performance of any Class it will also disclose such information for the other Classes.


Average Annual Total Return


   The fund's "average annual total return," as described below, is computed according to a formula prescribed by the SEC. The formula can be expressed as follows:


                                   P(1 + T)/n/ = ERV

Where: P =   a hypothetical initial payment of $1,000.
       T =   average annual total return.
       n =   number of years.
     ERV =   Ending Redeemable Value of a hypothetical $1,000 investment made at the beginning of a 1-, 5- or 10-year period at the end of a 1-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.


   The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period. The fund's net investment income changes in response to fluctuations in interest rates and the expenses of the fund.


                                             Average Annual Total Return
                                     for the fiscal year ended December 31, 2001
                                     ------------------------------------------
                                                                       Since
                                     1-Year         5-Year  10-Year Inception(1)
                                     ------         ------  ------- ------------
       Class of Shares
       Class A(2)................... (8.29)%        10.09%   11.02%    11.77%
       Class B(3)................... (8.89)%        10.22%     N/A     11.52%
       Class L(4)................... (6.11)%        10.13%     N/A     10.96%
       Class Y(5)................... (3.07)%        11.61%     N/A     12.78%
       Class Z(6)................... (3.14)%        11.61%     N/A     12.75%

--------
(1) Class A, B, L, Y and Z commenced operations on March 10, 1970, November 6, 1992, February 4, 1993, January 30, 1996 and November 6, 1992, respectively.
(2) The average annual total return figure assumes that the maximum 5.00% sales charge has been deducted from the investment at the time of purchase. If the maximum sales charge had not been deducted, the average annual total return for Class A shares for the same periods would have been (3.44)%, 11.23%, 11.59% and 11.95% for one year, five year and ten year and since inception of the fund, respectively.

(3) The average annual total return figure assumes that the maximum applicable deferred sales charge has been deducted from the investment at the time of redemption. If the maximum deferred sales charge had not been deducted, the average annual total return for Class B shares for the same periods would have been (4.20)%, 10.35% and 11.52%, for the one year, five year and since inception of the fund, respectively.
(4) The average annual total return figure assumes that the maximum applicable initial and deferred sales charges have been deducted from the investment at the time of redemption. If the maximum initial and deferred sales charges had not been deducted, the average annual total return for Class L shares for the same periods would have been (4.20)%, 10.35% and 11.08% for one year, five year and since inception of the fund, respectively.
(5) Class Y shares do not incur initial sales charges nor deferred sales charges.
(6) Class Z shares do not incur initial sales charges nor deferred sales charges.

Aggregate Total Return

   The fund's "aggregate total return," as described below, represents the cumulative change in the value of an investment in the fund for the specified period and is computed by the following formula:

                                      ERV - P
                                      ----
                                         P

Where: P =   a hypothetical initial payment of $10,000.
     ERV =   Ending Redeemable Value of a hypothetical $10,000 investment made at the beginning of the 1-, 5- or 10-year period at the end of the 1-, 5- or
             10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

   The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period.

                                              Aggregate Total Return
                                    for the fiscal year ended December 31, 2001
                                    ------------------------------------------
                                                                      Since
                                    1-Year        5-Year  10-Year  Inception(1)
                                    ------        ------  -------  ------------
      Class of Shares
      Class A(2)................... (8.29)%       61.71%  184.36%    3,349.74%
      Class B(3)................... (8.89)%       62.63%     N/A       171.18%
      Class L(4)................... (6.11)%       61.97%     N/A       152.39
      Class Y(5)................... (3.07)%       73.22%     N/A       103.79
      Class Z(6)................... (3.14)%       73.19%     N/A       199.77

--------
(1) Class A, B, L, Y and Z commenced operations on March 10, 1970, November 6, 1992, February 4, 1993, January 30, 1996 and November 6, 1992, respectively.
(2) The average annual total return figure assumes that the maximum 5.00% sales charge has been deducted from the investment at the time of purchase. If the maximum sales charge had not been deducted, the average annual total return for Class A shares for the same period would have been (3.44)%, 70.27%, 199.32% and 3,530.35%, for the one year, five year, ten year and since inception of the fund, respectively.
(3) The average annual total return figure assumes that the maximum applicable deferred sales charge has been deducted from the investment at the time of redemption. If the maximum deferred sales charge had not been deducted, the average annual total return for Class B shares for the same periods would have been (4.20)%, 63.63% and 171.18%, for the one year, five year and since inception of the fund, respectively.
(4) The average annual total return figure assumes that the maximum applicable initial and deferred sales charges have been deducted from the investment at the time of redemption. If the maximum initial and deferred sales charges had not been deducted, the average annual total return for Class L shares for the same periods would have been (4.20)%, 63.62% and 154.92% for one year, five year and since inception of the fund, respectively.

(5) Class Y shares do not incur initial sales charges nor deferred sales charges.
(6) Class Z shares do not incur initial sales charges nor deferred sales charges.

   Performance will vary from time to time depending upon market conditions, the composition of the fund's portfolio and operating expenses and the expenses exclusively attributable to the Class. Consequently, any given performance quotation should not be considered representative of the Class's performance for any specified period in the future. Because performance will vary, it may not provide a basis for comparing an investment in the Class with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing a Class's performance with that of other mutual funds should give consideration to the quality and maturity of the respective investment companies' portfolio securities.

Average Annual Total Return (After Taxes on Distributions)

                                  P(1 + T)/n/ = ATVD

Where: P =   a hypothetical initial payment of $1,000.
       T =   average annual total return (after taxes on distributions).
       n =   number of years.
    ATVD =   ending value of a hypothetical $1,000 investment made at the beginning of the 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemption.

Average Annual Total Return (After Taxes on Distributions and Redemptions)

                                 P(1 + T)/n/ = ATVDR

Where: P =   a hypothetical initial payment of $1,000.
       T =   average annual total return (after taxes on distributions and redemption).
       n =   number of years.
   ATVDR =   ending value of a hypothetical $1,000 investment made at the beginning of the 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), after taxes on fund distributions and redemption.

                      DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

   The fund's policy is to distribute its net investment income and net realized capital gains, if any, annually. The fund may also pay additional dividends shortly before December 31 from certain amounts of undistributed ordinary and capital gains realized, in order to avoid a federal excise tax liability.

   If a shareholder does not otherwise instruct, dividends and capital gains distributions will be reinvested automatically in additional shares of the same Class at net asset value, with no additional sales charge or deferred sales charge. A shareholder may change the option at any time by notifying his Service Agent. Shareholders whose accounts are held directly at a sub-transfer agent should notify a sub-transfer agent in writing, requesting a change to this reinvest option.

   The per share dividends on Class B and Class L shares of the fund may be lower than the per share dividends on Class A and Class Y shares principally as a result of the distribution fee applicable with respect to

Class B and Class L shares. The per share dividends on Class A shares of the fund may be lower than the per share dividends on Class Y shares principally as a result of the service fee applicable to Class A shares. Distributions of capital gains, if any, will be in the same amount for Class A, Class B, Class L and Class Y shares.

Taxes

   The following is a summary of the material United States federal income tax considerations regarding the purchase, ownership and disposition of shares of the fund. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, both of, which are subject to change.

The Fund and Its Investments


   The fund intends to continue to qualify to be treated as a regulated investment company during each taxable year under the Code. To so qualify, the fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities, foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the fund's taxable year, (i) at least 50% of the market value of the fund's assets is represented by cash, securities of other regulated investment companies, United States government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the fund's assets and not greater than 10% of the outstanding voting securities of such issuer and
(ii) not more than 25% of the value of its assets is invested in the securities (other than United States government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses.


   As a regulated investment company, the fund will not be subject to United States federal income tax on its net investment income (i.e., income other than its net realized long-term and short-term capital gains) and its net realized long-term and short-term capital gains, if any, that it distributes to its shareholders, provided an amount equal to at least 90% of the sum of its investment company taxable income (i.e., its taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers), plus or minus certain other adjustments as specified in the Code) and its net tax-exempt income for the taxable year is distributed to its shareholders in compliance with the Code's timing and other requirements, but will be subject to tax at regular corporate rates on any taxable income or gain it does not distribute.

   The Code imposes a 4% nondeductible excise tax on the fund to the extent it does not distribute by the end of any calendar year at least 98% of its ordinary income for that year and at least 98% of its capital gains (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or net capital gains retained by the fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

   If, in any taxable year, the fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the fund in computing its taxable income. In addition, in the event of a failure to qualify, the fund's distributions, to the extent derived from the fund's current or accumulated earnings and profits, would constitute dividends (eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains. Moreover, if the fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. In addition, the fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e. the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the fund had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

   The fund's transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code (including provisions relating to "hedging transactions" and "straddles") that, among other things, may affect the character of gains and losses realized by the fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the fund and defer fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out) and (b) may cause the fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the fund as a regulated investment company.

   The fund's investment in so-called "section 1256 contracts," such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by the fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the fund.

   Foreign Investments. Dividends or other income (including, in some cases, capital gains) received by the fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. The fund will not be eligible to elect to treat any foreign taxes paid by it as paid by its shareholders, who therefore will not be entitled to credits for such taxes on their own tax returns. Foreign taxes paid by the fund will reduce the return from the fund's investments.

   Passive Foreign Investment Companies. If the fund purchases shares in certain foreign investment entities, called "passive foreign investment companies" ("PFICs"), it may be subject to United States federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on the fund in respect of deferred taxes arising from such distributions or gains. If the fund were to invest in a PFIC and elected to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, the fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

   Alternatively, the fund may make a mark-to-market election that will result in the fund being treated as if it had sold and repurchased all of the PFIC stock at the end of each year. In such case, the fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election, once made, would be effective for all subsequent taxable years of the fund, unless revoked with the consent of the Internal Revenue Service (the "IRS"). By making the election, the fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The fund may have to distribute this "phantom" income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax. The fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

Taxation of United States Shareholders

   Dividends and Distributions. Any dividend declared by the fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the fund not later than such December 31, provided such dividend is actually paid by the fund during January of the following calendar year. The fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). The fund currently expects to distribute any such excess annually to its shareholders. However, if the fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses and capital loss carryovers, it will be subject to a corporate tax (currently at a rate of 35%) on the amount retained. In that event, the fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include it as income for United Stares federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the fund on the undistributed amount against their United States federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for United States federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income. Organizations or persons not subject to federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the fund upon filing appropriate returns or claims for refund with the IRS.

   Dividends of net investment income and distributions of net realized short-term capital gains are taxable to a United States shareholder as ordinary income, whether paid in cash or in shares. Distributions of net realized-long-term capital gains, if any, that the fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the fund. Dividends and distributions paid by the fund attributable to dividends on stock of U.S. corporations received by the fund, with respect to which the fund meets certain holding period requirements, will be eligible for the deduction for dividends received by corporations. Distributions in excess of the fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder's basis in his shares of the fund, and as a capital gain thereafter (if the shareholder holds his shares of the fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for United States federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

   Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If the fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the fund's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

   Sales of Shares. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a fund share held by the shareholder for six months or less will be treated for United States federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share during such six-month period. If a shareholder incurs a sales charge in acquiring shares of the fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment in a family of mutual funds.

   Backup Withholding. The fund may be required to withhold, for United States federal income tax purposes, 30% of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's United States federal income tax liabilities.

   Notices. Shareholders will be notified annually by the fund as to the United States federal income tax status of the dividends, distributions and deemed distributions attributable to undistributed capital gains (discussed above in "Taxes--Taxation of United States Shareholders--Dividends and Distributions") made by the fund to its shareholders. Furthermore, shareholders will also receive, if appropriate, various written notices after the close of the fund's taxable year regarding the United States federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the fund to its shareholders during the preceding taxable year.

Class Z

   Provided that a Qualified Plan has not borrowed to finance its investment in the fund, it will not be taxable on the receipt of dividends and distributions from the fund. Qualified plan participants should consult their plan document or tax advisors about the tax consequences of participating in a Qualified Plan.

Other Taxation

   Distributions also may be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.

   The foregoing is only a summary of certain material tax consequences affecting the fund and its shareholders. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the fund.

                            ADDITIONAL INFORMATION

   Fund History. The fund was incorporated on September 2, 1969 under the name The Shearson Appreciation Fund, Inc. On October 14, 1994, and November 5, 1995, the fund changed its name to Shearson Lehman Brothers Appreciation Fund Inc. and Smith Barney Appreciation Fund Inc., respectively.

   Voting rights. The fund does not hold annual shareholder meetings. There normally will be no meeting of shareholders for the purpose of electing directors unless and until such time as shareholders have elected less than a majority of the directors holding office. The directors will call a meeting for any purpose upon written request of shareholders holding at least 10% of the fund's outstanding shares and the fund will assist shareholders in calling such a meeting as required by the 1940 Act. When matters are submitted for shareholder vote, shareholders of each class will have one vote for each full share owned and a proportionate fractional vote for any fractional share held of that class. Generally, shares of the fund will be voted on a fund-wide basis on all matters except matters affecting only the interests of one or more of the classes.

   Annual and semi-annual reports. The fund sends its shareholders a semi-annual report and an audited annual report, which include listings of the investment securities held by the fund at the end of the period covered. In an effort to reduce the fund's printing and mailing costs, the fund plans to consolidate the mailing of its semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single copy of each report. Shareholders who do not want this consolidation to apply to their accounts should contact their Service Agent or the transfer agent.

                             FINANCIAL STATEMENTS

   The fund's annual report for the fiscal year ended December 31, 2001 is incorporated herein by reference in its entirety. The annual report was filed on March 8, 2002, Accession Number 950130-02-001396.

                               OTHER INFORMATION

   Styles of Fund Management: In an industry where the average portfolio manager has seven years of experience (source: ICI, 1998), the portfolio managers of Smith Barney mutual funds average 21 years in the industry and 15 years with the firm.

   Smith Barney mutual funds offers more than 60 mutual funds. We understand that many investors prefer an active role in allocating the mix of funds in their portfolio, while others want the asset allocation decisions to be made by experienced managers.

   That's why we offer four "styles" of fund management that can be tailored to suit each investor's unique financial goals.

       Classic Series--our portfolio manager driven funds
       Our Classic Series lets investors participate in mutual funds whose investment decisions are determined by experienced portfolio managers, based on each fund's investment objectives and guidelines. Classic Series funds invest across asset classes and sectors, utilizing a range of strategies in order to achieve their objectives.

       Premier Selections Series--our best ideas, concentrated funds
       We offer a series of Premier Selections funds managed by several of our most experienced and proven managers. This series of funds is built on a unique strategy of combining complementary investment management styles to create broader, multiclass and multicap products that are distinguished by a highly concentrated focus.

       Research Series--driven by exhaustive fundamental securities analysis Built on a foundation of substantial buy-side research under the direction of our Citigroup Asset Management colleagues, our Research funds focus on well-defined industries, sectors and trends.

       Style Pure Series--our solution to funds that stray
       Our Style Pure Series funds are the building blocks of asset allocation. The funds stay fully invested within their asset class and investment style, enabling you to make asset allocation decisions in conjunction with your financial professional.

                                                      SMITH BARNEY APPRECIATION
                                                      FUND INC.
                                                      April 30, 2002


SMITH BARNEY APPRECIATION FUND INC.
125 Broad Street
New York, NY 10004

[LOGO]
Salomon Smith Barney
A Member of Citigroup

PART A - For the following:

         PROSPECTUS - A,B.L,Y Shares dated April 30, 2002
                          Z shares dated April 30, 2002

PART B - STATEMENT OF ADDITIONAL INFORMATION dated April 30, 2002

PART C - OTHER INFORMATION

Information required to be included in Part C is set forth under the appropriate item, so numbered in Part C of this Registration Statement.

Another version of the Prospectus will be created from this Registration Statement. The distribution system for the version of the Prospectus is different. The Prospectus will be filed Pursuant to Rule 497.

Item 23.  Exhibits

         Unless otherwise noted, all references are to the Registrant's Registration Statement on Form N-8B-1 (the "Registration Statement") as filed with the Securities and Exchange
         Commission (SEC) on September  9, 1969
         and Form N-1A (File  Nos.  2-34576 and 811-1940)

(a)(1)   Registrant's   Articles   of   Incorporation,
           Articles of Amendment and Articles Supplementary dated August 25, 1969, May 9, 1983, August 26, 1987, July 20, 1989, November 2, 1992, and July
           30, 1993, respectively, is incorporated by reference to Post-Effective Amendment No. 34 filed on December 29, 1993 ("Post-Effective Amendment No. 34").

(a)(2)   Registrant's Articles of Amendment dated October 14, 1994, Form of
           Articles Supplementary dated November 7, 1994 and Form of Articles of Amendment dated November 7, 1993 s incorporated by reference to Post-Effective Amendment No. 37 filed on November 7, 1994 ("Post-Effective Amendment No. 37").

(a)(3) Registrant's  Articles  of  Amendment   dated
           June 1, 1998 is incorporated by reference to Post-Effective Amendment No. 44 on February 24, 1999 ("Post-Effective Amendment No. 44").

(b)(1) Registrant's  By-Laws  are  incorporated   by
           reference to the Registration Statement.

(b)(2) Amendment   to   Registrant's   By-Laws   is
           incorporated   by   reference   to   Post-Effective
           Amendment No. 24 filed on February 29, 1988.

(b)(3) Amendment   to  Registrant's  By-Laws   dated
           January 24, 1987 and October 21, 1987 is incorporated by reference to Post-Effective Amendment No. 26.

(b)(4) Amendment to Registrant's By-Laws dated  July  20,
           1994 is incorporated by reference to Post-Effective
           Amendment No. 41 filed on March 1, 1996.

(c)(1) Registrant's  form  of  stock  certificate  is
          incorporated   by   reference   to   Post-Effective
          Amendment No. 31 filed on November 6, 1992  ("Post-
          Effective Amendment No. 31").

(d)       Investment  Advisory  Agreement  between  the
          Registrant   and   Smith  Barney   Shearson   Asset
          Management, dated July 30, 1993, is incorporated by reference to Post-Effective Amendment No. 34.

(e)(1)    Distribution Agreement between the  Registrant
          and  Smith  Barney Shearson Inc.,  dated  July  30,
          1993,   is  incorporated  by  reference  to   Post-
          Effective Amendment No. 34.

(e)(2) Form of Distribution Agreement between the Registrant and PFS Distributors is incorporated by reference to Post-Effective Amendment No. 39 filed on July 3, 1995 ("Post-Effective Amendment No. 39").

(e)(3) Distribution Agreement between the Registrant and CFBDS,
          Inc. incorporated by reference to Post-Effective
          Amendment No. 44.


(e)(4) Form of Broker Dealer Contract is incorporated by reference to Post-Effective Amendment No. 47.

(e)(5) Form of Distribution Agreement with Salomon Smith
          Barney Inc. is incorporated by reference to Post-Effective Amendment No. 47.

(e)(6) Form of Distribution Agreement between the Registrant and PFS Distributors is incorporated by reference to Post-Effective Amendment No. 47.

(f)    Not Applicable.

(g)(1) Form  of  Custodian  Agreement  between   the
          Registrant  and  PNC Bank, National Association  is
          incorporated   by   reference   to   Post-Effective
          Amendment No. 39.

   (2) Form of Master Custodian Agreement between the
          Registrant and State Street Bank and Trust Company is filed herein.

(h)(1) Administration   Agreement    between    the
          Registrant  and Smith, Barney Advisers, Inc.  dated
          April 20, 1994, is incorporated by reference to Post-Effective Amendment No. 35 filed on July 1,
          1994 ("Post-Effective Amendment No. 35").

(h)(2) Transfer   Agency   Agreement   between   the
          Registrant  and  The  Shareholder  Services  Group,
          Inc., dated April 20, 1993, is incorporated by reference to Post-Effective Amendment No. 35.

(h)(3) Form  of Sub-Transfer Agency Agreement between
          the  Registrant  and  PFS Shareholder  Services  is
          incorporated   by   reference   to   Post-Effective
          Amendment No. 39.

(h)(4) Transfer Agency Agreement dated October 1, 1999 between the Registrant and Citi Fiduciary Trust
          Company f/k/a Smith Barney Private Trust Company) is incorporated by reference to Post-Effective Amendment No. 47.

(h)(5) Sub-Transfer Agency Agreement dated October 1, 1999 between

          Citi Fiduciary Trust Company ( f/k/a Smith Barney Private Trust Amendment No. 47.

(h)(6) Form of Sub-Transfer Agency Agreement between the Registrant and PFS Shareholder Services is filed herein.

(i)       Opinion  of  Counsel  regarding  legality  of
           shares   being   registered  is   incorporated   by
           reference to Post-Effective Amendment No. 38 filed on February 28, 1995 ("Post-Effective Amendment
           No. 38").

(j)       Auditor's Consent is filed herein.

(k)       Not Applicable.

(l)       Not Applicable.

(m)(1)    Form of Amended and Restated  Services   and  Distribution
          Plan pursuant to Rule 12b-1 between the Registrant and Salomon Smith Barney Inc., is incorporated by reference to Post-Effective Amendment No. 44.

(m)(2) Form of Amended and Restated Shareholder Services and Distribution Plan pursuant to Rule 12b-1 with Salomon Smith Barney and PFS Distributors Inc. is incorporated by reference to Post-Effective Amendment No. 47.

(n)    Not Applicable.


(o)(1) Form of Rule 18f-3(d) Multiple Class Plan of the Registrant is incorporated by reference to Post-Effective Amendment No. 40 filed on
          December 22, 1995.

(o)(2) Rule 18F-3(d) Multiple Class Plan of the Registrant is incorporated by reference to Post-Effective
          Amendment No. 44.

(p) Code of Ethics is incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement filed on
           April 28, 2000.

Item  24.Persons Controlled by or under Common Control with
Registrant

         None

Item 25. Indemnification

          Response to this item is incorporated by reference to Post-Effective Amendment No. 38.


Item 26. Business and Other Connections of Investment Adviser


Investment Adviser -Smith Barney Fund Management LLC ("SBFM").
SBFM was incorporated in December 1968 under the laws of the State of Delaware and converted to a Delaware limited liability company on September 21, 1999. SBFM is a wholly owned subsidiary of Salomon Smith Barney Holdings Inc., which in turn is a wholly owned subsidiary of Citigroup Inc.

SBFM is registered as an investment adviser under the Investment Advisers Act of 1940. The list required by this item 26 of officers and directors of SBFM together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by SBFM pursuant to the Investment Advisers Act of 1940 SEC File No. 801-8314).

Item 27. Principal Underwriters.

         (a) Salomon Smith Barney Inc., the Registrant's distributor, is the distributor for Smith Barney Trust II, Citi Cash Reserves, Citi U.S. Treasury Reserves, Citi Tax Free Reserves, Citi California Tax Free Reserves, Citi Connecticut Tax Free Reserves, Citi New York Tax Free Reserves, Citi Premium Liquid Reserves, Citi Premium U.S. Treasury Reserves, Citi Institutional Liquid Reserves, Citi Institutional U.S. Treasury Reserves, Citi Institutional Tax Free Reserves, and Citi Institutional Cash Reserves. Salomon Smith Barney Inc. is the placement agent for Institutional Portfolio, U.S. Treasury Reserves Portfolio, Tax Free Reserves Portfolio and Cash Reserves Portfolio.

         Salomon Smith Barney Inc. is also the distributor for the following funds: Salomon Brothers New York Tax Free Income Fund, Salomon Brothers National Tax Free Income Fund, Salomon Brothers California Tax Free Income Fund, Salomon Brothers Mid Cap Fund, Smith Barney Diversified Large Cap Growth Fund, Smith Barney Small Cap Growth Opportunities Fund, Smith Barney Small Cap Growth Opportunities Portfolio, Smith Barney Investment Series, Consulting Group

         Capital Markets Funds, High Income Opportunity Fund Inc., Intermediate Municipal Fund, Inc., Smith Barney Small Cap Core Fund, Inc., Smith Barney Investment Trust, The Italy Fund Inc., Managed High Income Portfolio Inc., Managed Municipals Portfolio Inc., Managed Municipals Portfolio II Inc., Municipal High Income Fund Inc., Travelers Corporate Loan Fund Inc., Zenix Income Fund Inc., Salomon Brothers Capital Fund Inc., Salomon Brothers Investors Value Fund Inc., Salomon Brothers Fund, Salomon Brothers Institutional Series Fund Inc., Salomon Brothers Series Funds Inc., Salomon Brothers Variable Series Funds Inc., SSB Citi Funds, Inc. - The Humane Equity Fund Inc., Salomon Brothers Opportunity Fund, Salomon Brothers 2008 Worldwide Income Fund, Salomon Brothers High Income Fund, Salomon Brothers High Income Fund II, The Emerging Markets Income Fund Inc., The Emerging Markets Income Fund II Inc., The Emerging Floating Rate Fund Inc., Global Partners Income Fund Inc., Municipal Partners Fund Inc., Municipal Partners Fund II Inc., Greenwich Street Series Fund, Smith Barney Adjustable Rate Government Income Fund, Smith Barney Aggressive Growth Fund Inc., Smith Barney Arizona Municipals Fund Inc., Smith Barney California Municipals Fund Inc., Smith Barney Allocation Series Inc., Smith Barney Equity Funds, Smith Barney Fundamental Value Fund Inc., Smith Barney Funds, Inc., Smith Barney Income Funds, Smith Barney Institutional Cash Management Fund, Inc., Smith Barney Investment Funds, Inc., Smith Barney Managed Governments Fund Inc., Smith Barney Managed Municipals Fund Inc., Smith Barney Massachusetts Municipals Fund, Smith Barney Money Funds, Inc., Smith Barney Muni Funds, Smith Barney Municipal Money Market Fund, Inc., Smith Barney New Jersey Municipals Fund Inc., Smith Barney Oregon Municipals Fund Inc., Smith Barney Principal Return Fund, Smith Barney Sector Series Inc., Smith Barney Telecommunications Trust, Smith Barney World Funds, Inc., Travelers Series Fund Inc., and various series of unit investment trusts.

         PFS Distributors, Inc. ("PFS Distributors"), a distributor of the Registrant, is also a distributor for the following funds: Smith Barney Trust II, Greenwich Street Series Funds, Smith Barney Investment Series, Smith Barney California Municipal Fund, Inc., Smith Barney Muni Funds, Smith Barney Sector Funds, Travelers Series Fund, Inc., Smith Barney Aggressive Growth Fund Inc., Smith Barney Allocation Series Inc., Smith Barney Equity Funds, Smith Barney Fundamental Value Fund Inc., Smith Barney Income Funds, Smith Barney Investment Funds Inc., Smith Barney Investment Trust, Smith Barney Managed Municipals Fund Inc., and Smith Barney Money Funds, Inc.

         (b) The information required by this Item 27 with respect to each director, officer and partner of Salomon Smith Barney Inc. is incorporated by reference to Schedule A of Form BD filed by Salomon Smith Barney Inc. pursuant to the Securities Exchange Act of 1934 (SEC File No. 812-8510).

         The information required by this Item 27 with respect to each director, officer and partner of PFS Distributors is incorporated by reference to Schedule A of Form BD filed by PFS Distributors pursuant to the Securities Exchange Act of 1934 (SEC File No. 8-37352).

(c)      Not applicable.

Item 28. Location of Accounts and Records

         (1)      With respect to the Registrant,
                  Investment Adviser and Administrator:
                  c/o Smith Barney Fund Management LLC
                  333 West 34th Street
                  New York, New York 10001

         (2)      With respect to the Registrant's Custodian:
                  State Street Bank & Trust Company

                  225 Franklin Street
                  Boston, MA 02110

         (3)      With respect to the Registrant's Transfer Agent:
                  Travelers Bank and Trust, fsb
                  125 Broad Street
                  New York, New York 10004

         (4)      With respect to the Registrant's Sub-Transfer Agent:
                  PFPC Global Fund Services
                  P.O. Box 9699
                  Providence, Rhode Island  02940-9699

         (5)      Primerica Shareholder Services
                  PO Box 9662
                  Providence, Rhode Island  02940-9662

         (6)      Salomon Smith Barney Inc.
                  388 Greenwich Street
                  New York, New York 10013

Item 29. Management Services

         Not Applicable

Item 30. Undertakings

         None

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it Meets all the requirements for the effectiveness of this Registration Statement pursuant to Rule 485(b) under the 1933 Act and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, and where applicable, the true and lawful attorney-in-fact, thereto duly authorized, in the City of New York and State of New York on the 26th day of April, 2002.


   SMITH BARNEY APPRECIATION FUND INC.

                             By: /s/ Heath B. McLendon
                                    Heath B. McLendon,
                                    Chief Executive Officer

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                           Title                               Date

/s/ Heath B. McLendon        Director, Chairman of the Board            4/26/02
Heath B. McLendon

/s/ Richard Peteka           Treasurer & Chief Financial Officer        4/26/02
Richard Peteka

/s/ Alfred J. Bianchetti*          Director                             4/26/02
Alfred J. Bianchetti

/s/ Herbert Barg*                  Director                             4/26/02
Herbert Barg


/s/ Burt N. Dorsett*               Director                             4/26/02
Burt N. Dorsett


/s/ Dwight B. Crane*               Director                             4/26/02
Dwight B. Crane


/s/ Elliott S. Jaffe*              Director                             4/26/02
Elliott S. Jaffe

/s/ Stephen E. Kaufman*            Director                             4/26/02
Stephen E. Kaufman

/s/ Joseph J. McCann*              Director                             4/26/02
Joseph J. McCann


/s/ Cornelius C. Rose, Jr.*        Director                             4/26/02
Cornelius C. Rose

* Signed by Heath B. McLendon, their duly authorized attorney-in-fact, pursuant to power of attorney dated October 23, 2001.

/s/ Heath B. McLendon
Heath B. McLendon



We, the undersigned, hereby severally constitute and appoint Heath B. McLendon, Christina T. Sydor, Lewis E. Daidone and Michael Kocur and each of them individually, our true and lawful attorneys, with full power to them and each of them to sign for us, and in our hands and in the capacities indicated below, any and all Registration Statements on behalf of the Smith Barney Appreciation Fund Inc. including any and all Amendments thereto and to file the same, with all exhibits thereto, and other documents therewith, with the Securities and Exchange Commission, granting unto said attorneys and each of them, acting alone, full authority and power to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

         WITNESS our hands on the date set forth below.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Power of Attorney has been signed below by the following persons in the capacities and as of the dates indicated.

Signature:



Title:

Date:
/s/ Heath B. McLendon

Chairman of the Board

October 23, 2001
Heath B. McLendon

(Chief Executive Officer)




/s/ Lewis E. Daidone

Senior Vice President and

October 23, 2001
Lewis E. Daidone

Treasurer (Chief Financial and Accounting Officer)

Signature:

Title:

Date:
/s/ Herbert Barg

Director

October 23, 2001
Herbert Barg


/s/ Alfred J. Bianchetti

Director

October 23, 2001
Alfred J. Bianchetti


/s/ Dwight B. Crane

Director

October 23, 2001
Dwight B. Crane


/s/ Burt N. Dorsett

Director

October 23, 2001
Burt N. Dorsett

/s/ Elliot S. Jaffe

Director

October 23, 2001
Elliot S. Jaffe


/s/ Stephen E. Kaufman

Director

October 23, 2001
Stephen E. Kaufman


/s/ Joseph J. McCann

Director

October 23, 2001
Joseph J. McCann


/s/ Corneilius C. Rose, Jr.

Director

October 23, 2001
Cornelius C. Rose, Jr.

EXHIBIT INDEX

Exhibit No.                             Exhibit

(g)(2)         Master Custodian Agreement with State Street Bank & Trust Company

(j)            Auditor's Consent